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                                                           OMB APPROVAL
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                                                  OMB No.             3235-0059
                                                  Expires:    February 28, 2006
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                                                  hours per response ...  12.75
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            THE CATHOLIC FUNDS, INC.
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                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


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      2)    Aggregate number of securities to which transaction applies:


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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


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      4)    Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------

      5)    Total fee paid:

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

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


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      2)    Form, Schedule or Registration Statement No.:


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      3)    Filing Party:


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      4)    Date Filed:


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                                       2

                      [THE CATHOLIC FUNDS, INC. LETTERHEAD]

                                                               December 30, 2005

Dear Catholic Funds Shareholder:

We are enclosing proxy materials to ask for your approval of proposed changes that, taken together, are expected to benefit the shareholders. They include:

            o A proposal to approve a new Investment Subadvisory Agreement with Ziegler Capital Management, LLC ("ZCM") to act as subadviser for the Catholic Equity Fund (the "Fund").

            o The election of Amelia E. Macareno and Bernard E. Reidy (the "Proposed Directors") to the Board of Directors of the Catholic Funds, Inc.

            o For Class C shareholders of the Fund only, a proposal to approve a Plan of Reorganization and Liquidation pursuant to which Class C shares of the Fund would be liquidated, and Class C shareholders would receive, as liquidation proceeds, Class A shares having a net asset value equal to the net asset value of their Class C shares.

These proposals will be presented at a Special Meeting of Shareholders on January 23, 2006, at 10:00 a.m. Central Time, at the offices of Catholic Knights, located at 1100 West Wells Street, Milwaukee, Wisconsin. The Board of Directors believes that the proposed changes are in the best interests of the shareholders of the Fund and unanimously recommends that you vote "FOR" their approval.

The Board of Directors believes that a change in the investment subadviser for the Fund is in the best interests of the Fund and its shareholders for various reasons. First, in an effort to attract more investors and increase the assets of the Fund, the Board of Directors has adopted a change in the Fund's investment objective and strategy. The modified investment objective and strategy are designed to enhance the return of the Fund as compared to the S&P 500 Index (the "Index") so that, after taking into account operating expenses, the Fund potentially will provide shareholders with a return comparable to that of the Index. At the same time the Fund will continue to promote important Catholic values through its advocacy program. Because ZCM has extensive knowledge and experience with this type of investment strategy, the Board believes ZCM is uniquely qualified to manage the Fund's assets under this strategy. Second, ZCM is an affiliate of B.C. Ziegler & Company, a brokerage firm that has significant distribution channels, including seven wholesalers, a retail distribution network of more than 200 financial intermediaries and multiple institutional sales representatives and consultants. The Board of Directors believes that coupling the distribution capabilities of B.C. Ziegler and Company with the investment management services of ZCM will increase the return of the Fund as well as enhance the distribution of the Fund's shares. The Board believes these improvements will make the Fund more attractive to investors and will eventually result in an increase in Fund assets sufficient to secure the long term viability of the Fund.

The Investment Company Act of 1940 (the "1940 Act") allows Directors to appoint new directors to the Board of Directors without seeking shareholder approval so long as, after the appointment(s), at least two thirds of the Directors on the Board have been elected by shareholders. The Proposed Directors have been so duly appointed by the Board and are currently serving as members of the Board. However, the Proposed Directors are the only Directors serving on the Board who have not been elected by the shareholders. Since a shareholder vote is already required to approve the new subadvisory agreement with ZCM, you are now being asked to elect the Proposed Directors to the Board as well. By doing so, the Board will be composed entirely of directors who have been elected by shareholders. The Board believes this is in the shareholders' best interest in order to provide the Board with maximum flexibility to appoint additional directors in the future without the costs and delays associated with holding a special shareholders' meeting to do so.

The Board of Directors believes that the liquidation of Class C shares of the Fund is in the best interests of the Fund and the Class C shareholders for various reasons. Sales of Class C shares have, historically, been low and the ongoing annual operating expenses borne by Class C shareholders are relatively high. By eliminating Class C shares, the Fund will avoid the costs that are associated with the administration, recordkeeping, accounting, and registration of the shares.

In the liquidation, the Fund will distribute to each Class C shareholder, as liquidation proceeds, that number of Class A shares of the Fund which has a net asset value equal to the aggregate net asset value of the Class C shares held by the shareholder on the date of the liquidation. Class A shares incur lower ongoing operating expenses than do Class C shares, because Class A shares have a 12b-1 fee of only 25 basis points, as compared to 75 basis points for the Class C shares. The Class C shareholders will not incur the front-end sales charge ordinarily associated with the Fund's sale of Class A shares, nor will they be subject to any contingent deferred sales charge with respect to the Class C shares being liquidated. In addition, the liquidation of the Class C shares will not result in the recognition of any taxable gain or loss to the Class C shareholders. In short, as a result of the liquidation, Class C shareholders will own Class A shares with a lower continuing expense structure, and they will incur no fees, costs or taxes in the liquidation.

These proposals are more fully discussed in the Proxy Statement. We urge you to read carefully the enclosed materials before deciding how to vote.

Your vote is important! Whether or not you expect to attend in person, we urge you to vote your shares. [Revise if do not plan to permit internet and telephone voting.] For your convenience, you may vote via the Internet, by telephone or by signing, dating and returning the enclosed proxy card. Promptly voting your shares will ensure the presence of a quorum and save us the expense and extra work of additional solicitation. To vote by the Internet or telephone, please follow the instructions included with your proxy card. Voting in this manner is fast, easy and convenient, and your vote is immediately confirmed and tabulated. It also helps to reduce postage and proxy tabulation costs. You do not need to return the enclosed proxy card if you are voting over the Internet or by telephone.

Thank you for your consideration continued support.

Sincerely,

THE CATHOLIC FUNDS, INC.

/s/ Theodore F. Zimmer

THEODORE F. ZIMMER
President

                            THE CATHOLIC FUNDS, INC.

                              QUESTIONS AND ANSWERS
          GENERAL INFORMATION REGARDING THE PROPOSALS TO BE CONSIDERED
                       AT THE SPECIAL SHAREHOLDER MEETING

WHEN AND WHERE IS THE SHAREHOLDERS MEETING?

      The special meeting of shareholders of the Catholic Equity Fund (the "Fund") will be held on January 23, 2006, at 10:00 a.m. Central Time, at the offices of Catholic Knights located at 1100 West Wells Street, Milwaukee, Wisconsin.

WHAT PROPOSALS AM I VOTING ON?

      The following list summarizes each proposal to be presented at the meeting and the Class of the Fund's shares that the Board is soliciting with respect to each proposal:

                                          PROPOSAL                                    AFFECTED CLASS
                                          --------                                    --------------
1.    Approval of a new Investment Subadvisory Agreement with Ziegler Capital           All Classes
      Management, LLC ("ZCM"), which would replace Mellon Equity Associates,
      LLP ("Mellon") as the Fund's subadviser.

2.    The elections of Amelia E. Macareno and Bernard E. Reidy (the "Proposed           All Classes
      Directors") to the Board of Directors of the Catholic Funds, Inc.

3.    Approval of a Plan of  Reorganization  and  Liquidation to liquidate Class C         Class C
      shares of the Fund.

HOW DO I VOTE?

      You may vote by completing and signing the proxy card and returning it in the enclosed postage pre-paid envelope or by voting via the Internet or by telephone. You may also vote in person at the special meeting. You may also vote via the Internet or telephone by following the instructions of your proxy card. Even if you intend to attend the special meeting and vote your shares in person, you are urged to complete and return the enclosed proxy card or to vote by the Internet or telephone. Voting in any of the ways will not prevent you from voting your stock at the Special Meeting if you desire to do so, as your vote by proxy is revocable at your option. To vote via the Internet, have your control number located on your proxy card available. Log on to www.__________________.com, enter your control number and follow the simple instructions on the website to cast your vote. To vote by telephone, call 1-800-___-____. You will be asked to enter your control number located at the proxy card. Follow the simple recorded instructions using the proxy card as a guide. If you vote by Internet or telephone, there is no need to mail back your proxy card. WE URGE YOU TO VOTE YOUR SHARES. IT IS IMPORTANT.

HOW MANY VOTES AM I ENTITLED TO CAST?

      You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Fund that you owned on the record date. The record date is December 27, 2005.

HOW DOES THE BOARD RECOMMEND I VOTE?

      The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

                                   PROPOSAL 1:
                            NEW SUBADVISORY AGREEMENT

WHO VOTES ON THIS PROPOSAL?

      Proposal 1 applies to all shareholders of the Fund.

WHY AM I BEING ASKED TO APPROVE A NEW SUBADVISORY AGREEMENT?

      The Board of Directors believes that a change in the investment subadviser for the Fund is in the best interest of Fund and its shareholders for various reasons. First, in an effort to attract more investors and increase the assets of the Fund, the Board of Directors has adopted a change in the Fund's investment objective and strategy. The modified investment objective and strategy are designed to enhance the return of the Fund as compared to the S&P 500 Index (the "Index") so that, after deducting the Fund's operating expenses, the Fund potentially will provide shareholders with a return more comparable to that of the Index. At the same time the Fund will continue to promote important Catholic values through its advocacy program. Because ZCM has extensive knowledge and experience with this type of investment strategy, the Board believes ZCM is uniquely qualified to manage the Fund's assets pursuant to this new objective and strategy. Second, ZCM is an affiliate of B.C. Ziegler & Company, a brokerage firm that has significant distribution channels, including seven wholesalers, a retail distribution network of more than 200 financial intermediaries and multiple institutional sales representatives and consultants. The Board of Directors believes that coupling the distribution capabilities of B.C. Ziegler and Company with the advisory services of ZCM will increase the return of the Fund as well as enhance the distribution of the Fund's shares. The Board believes these improvements will make the Fund more attractive to investors and will eventually result in an increase in Fund assets sufficient to secure the long term viability of the Fund.

WILL THE PORTFOLIO MANAGER OF THE FUND CHANGE IF THE SUBADVISORY AGREEMENT WITH ZCM IS APPROVED?

      Yes. The current portfolio manager of the Fund will be replaced with new portfolio managers. The Fund will be managed by a team of investment professionals with equities experience who are employed by the subadviser. The team will jointly develop and implement investment strategies for the Fund. The team will consist of Donald J. Nesbitt and Brian K. Andrew and will be led by Donald J. Nesbitt.

      Donald J. Nesbitt, CFA. Donald J. Nesbitt is a Vice President and the Director of Equity Portfolio Management for ZCM. Mr. Nesbitt joined ZCM and its affiliates in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative, approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin-Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois-Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment.

      Brian K. Andrew, CFA. Brian K. Andrew is ZCM's Chief Investment Officer and a Senior Managing Director serving on ZCM's Management Committee. Mr. Andrew has been a portfolio manager with ZCM and its affiliates since 1994. He is also a member of ZCM's Equity and Fixed Income Committees. Prior to joining ZCM and its affiliates in 1994, he worked as an analyst and portfolio manager for bank trust and investment advisory firms and was a managing director and partner in a private investment advisory firm. Mr. Andrew received a BS in finance from the University of Minnesota. He has also achieved his Chartered Financial Analyst designation.

WILL THE MANAGEMENT FEES THAT ARE DEDUCTED FROM THE FUND'S ASSETS INCREASE WITH THE CHANGE IN SUBADVISER?

      No. The Fund presently pays its Adviser, Catholic Financial Services Corporation ("CFSC" or the "Adviser") a fee at the annual rate of 0.50 of 1% of the Fund's average daily net assets. CFSC pays to Mellon a subadvisory fee at the annual rate of 0.12 of 1% of the Fund's first $50 million in average daily net assets, and 0.06 of 1% of the Fund's average daily net assets in excess of $50 million. If the shareholders vote to change the subadviser from Mellon to ZCM, the subadvisory fees paid by CFSC to ZCM with increase to:

            o 0.20 of 1% of average daily net assets of $250 million or less;

            o 0.18 of 1% of average daily net assets in excess of $250 million up to $500 million; and

            o 0.15 of 1% of average daily net assets in excess of $500 million.

      However, the subadvisory fees will continue to be paid by CFSC out of its advisory fees, which will not increase as a result of the change to ZCM. Therefore, the management fee deducted from the Fund's assets and actually incurred by the shareholders will not increase (it will remain at an annual rate of 0.50 of 1% of the Funds average daily net assets). In fact, the management fee is expected to decrease in the future due to the fact that CFSC has agreed to reduce its advisory fee to the annual rate of 0.45 of 1% of the Fund's average daily net assets in excess of $500 million contingent upon approval of the Subadvisory Agreement with ZCM.

WHAT ARE THE DIFFERENCES BETWEEN THE INVESTMENT MANAGEMENT SERVICES PRESENTLY PROVIDED BY MELLON AND THOSE THAT WILL BE PROVIDED BY ZCM UNDER THE NEW SUBADVISORY AGREEMENT?

      There are significant differences between the subadvisory services provided by Mellon and those that will be provided by ZCM under the new subadvisory agreement. Under the current subadvisory agreement, Mellon passively manages the Fund's assets by replicating the S&P 500 Index, differing with the index only for purposes of excluding stocks to comply with the Fund's sanctity of life exclusionary screen. Under the subadvisory agreement with ZCM, ZCM will provide the Fund with a more actively managed investment strategy whereby ZCM will utilize "optimization" and "enhancement" strategies to provide the Fund with an enhanced return. In addition, the subadvisory agreement with Mellon and the new subadvisory agreement with ZCM will differ in that ZCM will not take on the responsibility for implementing the Fund's sanctity of life exclusionary screen on a day to day basis. CFSC has agreed to take on this responsibility.

WILL THE FUND ADHERE TO THE SAME CATHOLIC VALUES UNDER THE NEW SUBADVISER?

      Yes. The change in subadvisers will not affect the Catholic values promoted by the Fund. The Fund will adhere to the Catholic values of the sanctity of human life and the dignity of the human person in the same manner as it has adhered to those values under its subadvisory agreement with Mellon. There will be one change in responsibilities. Mellon, under the supervision and direction of the Adviser, historically has implemented the Fund's sanctity of life exclusionary screen. ZCM does not offer those screening services. Accordingly, the Adviser has taken on the responsibility for implementing the Fund's sanctity of life exclusionary screen on a day-to-day basis.

WHEN WILL THE NEW SUBADVISORY AGREEMENT WITH ZCM BECOME EFFECTIVE?

      Pending shareholder approval, the subadvisory agreement will become effective, and ZCM will take over the day-to-day management of the Fund's assets, upon effectiveness of the amendment to the Fund's SEC registration statement which was filed with the SEC on December 1, 2005. That amendment is scheduled to become effective on February 1, 2006.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SPECIAL SHAREHOLDER MEETING, OR IF INSUFFICIENT VOTES ARE RECEIVED TO APPROVE THE NEW SUBADVISORY AGREEMENT WITH ZCM?

      Catholic Knights, the ultimate parent company of CFSC, and the other fraternal benefit societies that are shareholders of CFSC, namely Catholic Order of Foresters and Catholic Union of Texas (The KJT), together hold a majority of all outstanding shares of the Fund. Those organizations have indicated their present intention to vote all of their shares of common stock of the Fund in favor of the subadvisory agreement with ZCM. Therefore, the representation of those organizations' shares at the meeting and their votes in favor of the new subadvisory agreement will be sufficient both to constitute a quorum for the conduct of business at the meeting and for approval of the new subadvisory agreement.

                                   PROPOSAL 2:
                            ELECTION OF NEW DIRECTORS

WHO VOTES ON THIS PROPOSAL?

      Proposal 2 applies to all shareholders of the Fund.

WHY AM I BEING ASKED TO VOTE ON THE ELECTION OF THE PROPOSED DIRECTORS?

      The Investment Company Act of 1940 (the "1940 Act") allows Directors to appoint new Directors to the Board of Directors without seeking shareholder approval so long as, following the appointment(s), at least two thirds of the Directors on the Board have been elected by shareholders. Ms. Macareno and Mr. Reidy have been so duly appointed by the Board and are currently serving as members of the Board. They presently are the only Directors serving on the Board who have not been elected by the shareholders. Since a shareholder vote is already required to approve the new subadvisory agreement with ZCM, you are now being asked to elect the Proposed Directors to the Board as well. By doing so, the Board will be composed entirely of directors who have been elected by the shareholders. The Board believes this is in the shareholders' best interest in order to provide the Board with maximum flexibility to appoint additional directors in the future without the costs and delays associated with holding a special shareholders' meeting to do so.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SPECIAL SHAREHOLDER MEETING, OR IF INSUFFICIENT VOTES ARE RECEIVED TO ELECT THE PROPOSED DIRECTORS?

      Catholic Knights, the ultimate parent company of CFSC, and the other fraternal benefit societies that are shareholders of CFSC, namely Catholic Order of Foresters and Catholic Union of Texas (The KJT), together hold a majority of all outstanding shares of the Fund. Those organizations have indicated their present intention to vote all of their shares of common stock of the Fund in favor of electing Ms. Macareno and Mr. Reidy to the Board of Directors. Therefore, the representation of those organizations' shares at the meeting and their votes in favor of the Proposed Directors will be sufficient both to constitute a quorum for the conduct of business at the meeting and for the election of Ms. Macareno and Mr. Reidy to the Board. As reflected by its appointments of Ms. Macareno and Mr. Reidy to the Board of Directors, the Board has a high degree of confidence in their abilities and characters to serve effectively as Directors of the Fund, and the Board recommends that all shareholders vote "FOR" their election.

                                   PROPOSAL 3:
                          LIQUIDATION OF CLASS C SHARES

WHO VOTES ON THIS PROPOSAL?

      Proposal 3 only applies to Class C shareholders of the Fund, and therefore only those persons who hold Class C shares of the Fund on the Record Date are permitted to vote on this matter.

WHY AM I BEING ASKED TO APPROVE A PLAN TO LIQUIDATE CLASS C SHARES?

      The Board of Directors believes that the liquidation of Class C shares of the Fund is in the best interests of the Fund and the Class C shareholders for various reasons. Sales of Class C shares have, historically, been low and the ongoing annual operating expenses Class C shareholders are subject to have been high. By eliminating Class C shares, the Fund will avoid the costs that are associated with the administration, recordkeeping, accounting, and registration of the shares. In the liquidation, the Fund will distribute to each Class C shareholder, as liquidation proceeds, that number of Class A shares of the Fund which has a net asset value equal to the aggregate net asset value of the Class C shares held by the shareholder on the date of the liquidation. Class A shares incur lower ongoing operating expenses than do Class C shares, because Class A shares have a 12b-1 fee of only 25 basis points, as compared to 75 basis points for the Class C shares. The Class C shareholders will not incur the front-end sales charge ordinarily associated with the Fund's sale of Class A shares, nor will they be subject to any contingent deferred sales charge with respect to the Class C shares being liquidated. In addition, the liquidation of the Class C shares will not result in the recognition of any taxable gain or loss to the Class C shareholders. In short, following the liquidation Class C shareholders will own Class A shares with a lower continuing expense structure, and they will incur no fees, costs or taxes in the liquidation.

WHAT WILL THE PROPOSED LIQUIDATION INVOLVE?

      The Fund's transfer agent will establish for each Class C shareholder an account containing the number of the Fund's Class A shares having the same aggregate net asset value as the aggregate net asset value of the Class C shares held by the shareholder immediately prior to the liquidation. Such accounts will be identical in all respects to the accounts currently maintained by the transfer agent for each Class C shareholder. Certificates for Class C shares issued before the liquidation, if any, will represent Class A shares after the liquidation. However, the Fund normally does not issue share certificates. At the time the shares are issued, the records of the Fund will be adjusted to show the assets that are now attributed to the Class C shares as assets of Class A shares.

WILL I BE SUBJECT TO HIGHER FEES AS A CLASS A SHAREHOLDER THAN I WAS AS A CLASS C SHAREHOLDER?

      No. In fact, as a Class A shareholder, your shares will incur lower annual operating expenses than you would incur as a Class C shareholder. Currently, both Class A and Class C shares are subject to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act which provide for payments to the Fund's distributor. The plan applicable to Class C shares provides for payments equal to 0.75% of the average daily net assets of the Fund attributable to the Class C shares as compensation to the distributor for its efforts in marketing Class C shares. The plan applicable to Class A shares provides for payments of up to 0.25% of the Fund's average daily net assets attributable to Class A shares. That fee is designed to reimburse the distributor for specified costs and expenses it incurs in connection with distributing and promoting sales of Class A shares. Because all other operating expenses of the Class C and Class A shares are identical, by becoming Class A shareholders, you will enjoy a reduction of 50 basis points in annual operating expenses.

      For a presentation of annual operating expenses incurred with respect to Class C shares as compared to Class A shares, see the fee table included in this proxy statement under the caption "Proposal 3: For Class C Shareholders Only - Approval of Plan of Reorganization and Liquidation."

WILL THE PROPOSED LIQUIDATION COST SHAREHOLDERS ANYTHING?

      No. You will not incur the front-end sales charge ordinarily associated with the purchase of Class A shares with respect to the Class A shares you receive as liquidation proceeds for your Class C shares, and any contingent deferred sales charges ordinarily associated with the redemption of Class C shares will not apply in this liquidation. In short, you will incur no sales charges in connection with the liquidation of your Class C shares and your receipt of Class A shares as liquidation proceeds. In addition, you will benefit from the lower annual expenses discussed above.

WHAT ARE THE DIFFERENCES BETWEEN THE CLASS C AND CLASS A SHARES?

      Class A and Class C shares are subject to different operating expenses, as described above. In addition, purchases of Class A shares ordinarily are subject to front-end sales charges. While Class C shares have no front-end sales charge, Class C shares redeemed within one year of purchase are subject to a contingent deferred sales charge. Other than these differences, the Class C and Class A shares of the Fund have equal rights and privileges. In particular, each Share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Board with respect to the class, and upon liquidation or dissolution of the Fund, to participate proportionately in the net assets of the outstanding liabilities allocable to such class. Shareholders of the Fund do not have cumulative voting rights and there are no preemptive or conversion rights applicable to any of the Fund's shares.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED LIQUIDATION?

      The proposed liquidation will not be a taxable event for federal income tax purposes. You will not recognize any capital gain or loss as a direct result of the liquidation. Your tax basis and holding period in your Class C shares will carry over to any Class A shares that you receive as liquidation proceeds.

WHEN WILL THE PROPOSED LIQUIDATION TAKE PLACE

      If the proposed Plan of Reorganization and Liquidation is approved by the Class C shareholders, the liquidation of Class C shares and liquidating distribution of Class A shares will occur on or about February 1, 2006.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SPECIAL SHAREHOLDER MEETING, OR IF INSUFFICIENT VOTES ARE RECEIVED TO APPROVE THE PLAN OF REORGANIZATION AND LIQUIDATION?

      The presence at the meeting in person or by proxy of one third of the Class C shareholders entitled to vote on the proposal shall constitute a quorum. In the absence of a quorum, the holders of a majority of shares entitled to vote at the special meeting and present in person or by proxy, or, if no shareholder entitled to vote is present in person or by proxy, any officer present entitled to preside or act as Secretary of such meeting may adjourn the meeting from time to time without further notice, to a date not more than 120 days after December 27, 2005. A vote for the proposal may take place at such an adjourned meeting if a quorum is present. In order to approve the Plan of Reorganization and Liquidation, it must be approved by the lesser of: (i) shareholders owning 67% or more of the Class C shares of the Fund present at the special meeting, if shareholders owning 50% of the outstanding shares of Class C shares of the Fund are present at the special meeting, in person, or by proxy, or (ii) shareholders owning more than 50% of the outstanding Class C shares of the Fund. If insufficient votes are received, Class C shares will remain in their current status, although the Fund will discontinue new sales of Class C shares in the future.

                            THE CATHOLIC FUNDS, INC.

                            THE CATHOLIC EQUITY FUND

                             1100 West Wells Street
                           Milwaukee, Wisconsin 53233
                            Telephone: (414) 278-6550
                              www.catholicfunds.com

       ------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               ON JANUARY 23, 2006

       ------------------------------------------------------------------

TO THE SHAREHOLDERS OF THE CATHOLIC EQUITY FUND OF THE CATHOLIC FUNDS, INC.:

      A Special Meeting of Shareholders of the Catholic Equity Fund of The Catholic Funds, Inc. will be held on January 23, 2006, at 10:00 a.m. Central Time, at the offices of Catholic Knights located at 1100 West Wells Street, Milwaukee, Wisconsin, for the following purposes:

            1. To approve a new Investment Subadvisory Agreement with Ziegler Capital Management, LLC;

            2. To elect Amelia E. Macareno and Bernard E. Reidy to the Board of Directors;

            3. To approve a Plan of Reorganization and Liquidation to liquidate Class C shares of the Fund; and

            4. To transact such other business as properly may come before the meeting or an adjournment thereof.

      The proxy statement accompanying this notice contains more complete information regarding the matters to be acted upon at the special meeting. The Board of Directors has fixed the close of business on December 27, 2005, as the record date for determining shareholders entitled to notice of, and to vote at, the special meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.

                                        By Order of the Board of Directors

                                        /s/ Theodore F. Zimmer

Milwaukee, Wisconsin                    THEODORE F. ZIMMER
December 30, 2005                       President

                            THE CATHOLIC FUNDS, INC.

                            THE CATHOLIC EQUITY FUND

                             1100 WEST WELLS STREET
                           MILWAUKEE, WISCONSIN 53233
                            TELEPHONE: (414) 278-6550
                              WWW.CATHOLICFUNDS.COM

       ------------------------------------------------------------------

                                 PROXY STATEMENT

       ------------------------------------------------------------------

                                  SOLICITATION

      This proxy statement is being furnished by the Board of Directors of The Catholic Funds, Inc. ("CFI"), a Wisconsin corporation, to the shareholders of the Catholic Equity Fund (the "Fund") in connection with the solicitation of proxies for use at a special meeting of shareholders to be held on January 23, 2006, at 10:00 a.m. Central Time, at the offices of Catholic Knights located at 1100 West Wells Street, Milwaukee, Wisconsin, or any adjournment thereof. The Board encourages you to read this proxy statement carefully and mark and return the enclosed proxy. The Board of Directors is soliciting your proxy with respect to the following proposals:

                                          PROPOSAL                                                AFFECTED CLASS
                                          --------                                                --------------
1.       Approval of a new Investment Subadvisory Agreement with Ziegler Capital                   All Classes
         Management, LLC ("ZCM") to act as subadviser for the Fund.

2.       The election of Amelia E. Macareno and Bernard E. Reidy (individually a                   All Classes
         "Proposed Director" and collectively the "Proposed Directors") to the
         Board of Directors of the Catholic Funds, Inc.

3.       Approval of a Plan of Reorganization and Liquidation to liquidate Class C                    Class C
         shares of the Fund.

      The Board is conducting the solicitation of proxies for use at the special meeting principally through the mailing of this proxy statement and the accompanying proxy card. Officers and employees of The Catholic Funds, Inc. and of Catholic Financial Services Corporation, the current investment adviser to the Fund ("CFSC" or the "Adviser"), may also solicit shareholder proxies in person, by telephone, by facsimile, or via the Internet.

      The Fund will not be responsible for any of the costs and expenses associated with this proxy solicitation, which are estimated to be $10,700. All such costs and expenses will be borne by the Adviser.

      This proxy statement and the accompanying materials are being mailed to shareholders on or about December 30, 2005.

      Please read this proxy statement carefully before voting on the proposal. If you have questions about this proxy statement or if you would like additional information regarding the proposals, please contact The Catholic Funds, Inc. at 1100 West Wells Street, Milwaukee, Wisconsin 53233, or by calling
1-877-222-2402.

                               VOTING INFORMATION

SHAREHOLDERS ELIGIBLE TO VOTE

      The Board has determined that shareholders of the Fund as of the close of business on December 27, 2005 (the "Record Date") are entitled to notice of the special meeting and are eligible to vote at the special meeting (or any adjournment thereof) on each proposal applicable to the class of which they are a shareholder. Voting eligibility requirements for the proposals are set forth below.

NUMBER OF VOTES

      As of the Record Date, there were _______ Class A shares of the Fund outstanding, _______Class C shares or the Fund outstanding and ________ Class I shares of the Fund outstanding. Shareholders are entitled to one vote per share (and one fractional vote for each fractional share) of the Fund.

QUORUM

      In order for a vote on each of the proposals to be taken at the special meeting, there must exist a quorum of shareholders eligible to vote on the proposal. For proposals 1 and 2, the presence at the special meeting, in person or by proxy, of shareholders of the Fund representing one-third of all the shares of the Fund outstanding and entitled to vote on the proposal constitutes a quorum for that proposal. For proposal 3, the presence at the special meeting, in person or by proxy, of Class C shareholders representing one-third of all the outstanding Class C shares of the Fund and entitled to vote on the proposal constitutes a quorum for the proposal. Although abstentions and "broker non-votes" (as described below) will not be counted toward the approval of proposals 1 or 3, they will be counted for purposes of determining whether a quorum is present. However, abstentions and broker non-votes have the effect of votes cast against proposals 1 and 3, given the approval requirements. Broker non-votes are shares held by a broker or nominee for which a validly executed proxy is received but are not voted on a proposal because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

VOTES REQUIRED TO PASS EACH PROPOSAL

      In order for proposal 1 to be approved, it must be approved by the lesser of: (i) shareholders owning 67% or more of the shares of the Fund present at the special meeting, if shareholders holding more than 50% of the outstanding shares of the Fund are present at the special meeting, in person or by proxy; or (ii) shareholders owning more than 50% of the outstanding shares of the Fund. In order for proposal 2 to be approved EACH Proposed Director must be elected by the vote of a majority of the shareholders present in person or by proxy at the special meeting. Catholic Knights, the ultimate parent company of CFSC and the other fraternal benefit societies that are shareholders of CFSC, namely Catholic Order of Foresters and Catholic Union of Texas (the "KJT"), together hold a majority of all outstanding shares of the Fund. Those organizations have indicated their present intention to vote all of their shares of common stock of the Fund in favor of proposals 1 and 2. Therefore, the representation of those organizations' shares at the meeting and their votes in favor of proposals 1 and 2 will be sufficient both to constitute a quorum for the conduct of business at the meeting and for approval of proposals 1 and 2.

      In order for proposal 3 to be approved, it must be approved by the lesser of: (i) shareholders owning 67% or more of the Class C shares of the Fund present at the special meeting, if shareholders owning 50% of the outstanding shares of Class C shares of the Fund are present at the special meeting, in person, or by proxy, or (ii) shareholders owning more than 50% of the outstanding Class C shares of the Fund.

ADJOURNMENT

      In the unlikely event that sufficient votes in favor of a proposal are not received by the time scheduled for the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the special meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal.

EXECUTION OF PROXIES

      Any shareholder entitled to vote on a proposal may vote at the special meeting in person or by a duly executed proxy. Shares represented by properly executed proxies received by The Catholic Funds, Inc. will be voted at the special meeting and any adjournment thereof in accordance with the terms of the proxies.

      If no instructions are specified in a properly executed, unrevoked proxy, such shares will be voted "FOR" the approval of all proposals applicable to the share. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the special meeting. The Board presently does not anticipate that any other matters will be considered at the special meeting.

REVOCATION OF PROXIES

      A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of The Catholic Funds, Inc., by delivering a duly executed proxy bearing a later date, or by attending the special meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the special meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The table below sets forth information, as of the Record Date, regarding the ownership of the shares of the Fund held by persons known to own, beneficially, or as noted, of record, five percent (5%) or more of the outstanding shares of the Fund, each Director and executive officer of The Catholic Funds, Inc., and the group consisting of all Directors and executive officers of The Catholic Funds, Inc. Unless specifically shown in the table below, a Director or executive officer does not own more than 1% of any class of shares of the Fund.

                                                                THE CATHOLIC EQUITY FUND
                                                    PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED
                                             ------------------------------------------------------------
                                              CLASS A          CLASS C         CLASS I            TOTAL
                                              -------          -------         -------            -----
Catholic Knights
1100 West Wells St.
Milwaukee, WI 53233-2332

                                                                THE CATHOLIC EQUITY FUND
                                                    PERCENT OF OUTSTANDING SHARES BENEFICIALLY OWNED
                                             ------------------------------------------------------------
                                              CLASS A          CLASS C         CLASS I            TOTAL
                                              -------          -------         -------            -----
Catholic Order of Foresters
Attn: Greg Temple
355 Shuman Blvd.
Naperville, IL 60563-8494

Marshall & Ilsley Trust Co.
FBO Catholic Knights Home Office
Employees Pension Plan Trust
  #910209006
1000 N. Water St., Fl 14
Milwaukee, WI  53202-6648

M&I Trust FBO Catholic Knights
  Agent Pension Plan
P.O. Box 2977
Milwaukee, WI  53201-2977

OTHER ENTITIES

Campbell Lodge Boys
Home Foundation
231 Scott Street
Covington, KY  41011-1557

St. Francis Seminary
3259 S. Lake Dr.
Milwaukee, WI  53235-3702

U.S. Bank NA as Custodian for
  Richard G. Bloomfield IRA Rollover
1811 Superior Blvd.
Wyandotta, MI  48192-4822

Branch Banking and Trust Shareholder
  Omnibus Account
300 E. Wendover Ave.
Suite 100
Greensboro, NC 27401-1221

Officers and Directors of CFI (as a
group - ten persons)*

-----------------------

* No officer or director of The Catholic Funds, Inc. owned individually more than 1% of the outstanding shares of the Catholic Equity Fund.

CHANGES IN CONTROL

      There are no arrangements known to The Catholic Funds, Inc. or to its Directors, including any pledge by any person of securities of The Catholic Funds, Inc., the operation of which may at a subsequent date result in a change of control of The Catholic Funds, Inc. Since the beginning of its last fiscal year there has been no change in control of The Catholic Funds, Inc.

                                   PROPOSAL 1:
                              FOR ALL SHAREHOLDERS
                      APPROVAL OF NEW SUBADVISORY AGREEMENT

BACKGROUND

      The Board has determined that it is in the best interest of the Fund to engage ZCM as the subadviser to the Fund. Accordingly, the Board has entered into a subadvisory agreement with ZCM and CFSC which is subject to approval by shareholders. The agreement will become effective, and ZCM will take over the day-to-day management of the Fund's assets, concurrent with effectiveness of the amendment to the Fund's SEC registration statement, which is scheduled to become effective on February 1, 2006. For the reasons discussed in detail below, the Board recommends that the shareholders of the Fund approve the new subadvisory agreement.

      Under the Fund's current investment objective, strategy and performance, the Fund has failed to attract sufficient assets to remain viable for the long-term. The Board believes steps must be taken to attract more assets to the Fund. In an effort to increase sales of Fund shares, the Board has adopted a new investment objective and strategy, which is designed to "enhance" the return of the Fund as compared to the return of the S&P 500 Index. Currently, the Fund is one of many funds that uses a replication strategy designed to approximate the total return of the S&P 500 Index. Because of the Fund's small size, the competing funds that use this strategy typically have lower annual operating expense ratios. Because the competitive funds provide a virtually identical return with lower annual operating expenses, they are typically more attractive to investors from a financial perspective. Although the competing funds typically do not provide the advocacy of Catholic values offered by the Fund, investors who are interested in such advocacy have proven unwilling to pay for it through lower net returns. Under the new investment strategy the Fund will seek to achieve a total return that exceeds the return of the S&P 500 Index, so that, after deducting the Fund's operating expenses, the Fund's net return will be comparable to the total return of the Index. At the same time, the Fund will continue to promote important Catholic values through its advocacy program. The Board believes that this increase in return will help compensate for the Fund's higher operating expenses and attract more investors to the Fund, which the Board believes is imperative to secure the long-term viability of the Fund.

      Mellon Equity Associates, LLP ("Mellon") presently serves as the Fund's subadviser. While the Board has been pleased with Mellon's services, it believes that ZCM has superior knowledge and experience with the new investment objective and strategy adopted by the Fund, insofar as ZCM currently employs a similar type of "enhanced" index strategy with various other investment companies it manages as well as with certain of its separately managed accounts. Accordingly, ZCM is well versed in the enhanced index strategy and understands how to properly implement and manage the strategy. The Board believes that the Fund's new strategy readily can be implemented by ZCM by merely employing the same techniques it currently uses in its separately managed accounts, only on a larger scale.

      Mellon historically has implemented the Fund's sanctity of life exclusionary screen. ZCM does not offer this service. Accordingly, CFSC is assuming responsibility for this function. While ZCM will rely on CFSC to determine which stocks must be excluded from the Fund's portfolio consistent with its sanctity of life value, as Mellon has done in the past, ZCM will provide the Fund with an impact analysis on screened companies and will adjust the portfolio to minimize the tracking error resulting from the screening process.

      In addition to the increased return the Fund will strive to achieve through its new investment program and securing the services of ZCM as its subadviser, the Board believes that distribution of the Fund will be enhanced due to ZCM's affiliation with B.C. Ziegler and Company ("B.C. Ziegler"), a brokerage firm that has significant distribution channels, including seven wholesalers, a retail distribution network of more than 200 financial intermediaries and multiple institutional sales representatives and consultants. The Board believes that coupling the advisory services of ZCM with the distribution capabilities of B.C. Ziegler will benefit current Fund shareholders not only in the short-term by increasing their return, but in the long-term, by protecting the shareholders' investments through securing the long-term viability of the Fund.

DESCRIPTION OF THE ADVISORY AGREEMENT

      Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for The Catholic Funds, Inc. The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., an administrative holding company which is a wholly-owned subsidiary of Catholic Knights. Catholic Knights is a non-profit, non-stock membership organization licensed to do business as a fraternal benefit society. Its principal executive offices are located at 1100 West Wells Street, Milwaukee, Wisconsin. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit society) and Catholic Union of Texas, the KJT (a Texas fraternal benefit society).

      CFSC has served as the investment adviser to the Fund and its predecessor since commencement of operations on May 3, 1999. CFSC provides these services pursuant to the terms of an Investment Advisory Agreement with The Catholic Funds, Inc. dated February 17, 1999, as amended. Continuation of the advisory agreement from year-to-year is subject to annual approval by (a) a majority of the independent directors of The Catholic Funds, Inc. and (b) the Board of Directors of The Catholic Funds, Inc. or by a vote of a majority of the outstanding shareholders of the Fund. The Investment Advisory Agreement was last re-approved by the Board of Directors at a meeting held on February 15, 2005.

      The Advisory Agreement requires CFSC, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for the continuous public sale of shares of the Fund.

      For providing the services listed above, the Adviser historically has received an annual advisory fee at the rate of 0.50 of 1% of daily net assets for the Fund. Out of this fee, the adviser pays the subadvisory fee applicable to the Fund. The Fund paid CFSC $185,499 in advisor fees for the fiscal year ended September 30, 2005. CFSC waived fees and/or reimbursed expenses to the Fund in the total amount of $472,871 for that year. CFSC has agreed to reduce its annual advisory fee to 0.45 of 1% of the Fund's average daily net assets in excess of $500 million contingent upon shareholder approval of the subadvisory agreement with ZCM.

      THE ONLY EFFECTS THAT THE REPLACEMENT OF MELLON AS SUBADVISER BY ZCM WILL HAVE ON THE TERMS OF THE ADVISORY AGREEMENT ARE THE REDUCTION IN THE ADVISORY FEE DISCUSSED ABOVE AND THE FACT THAT THE ADVISER WILL ASSUME THE RESPONSIBILITY FOR IMPLEMENTING THE FUND'S SANCTITY OF LIFE EXCLUSIONARY SCREEN ON A DAY TO DAY BASIS. ZCM's subadvisory fee will be paid by CFSC out of its advisory fee.

DESCRIPTION OF THE SUBADVISORY AGREEMENT

      Although the general responsibilities, terms and conditions of the new subadvisory agreement with ZCM will be substantially the same as those provided in the subadvisory agreement with Mellon, the agreements will differ in the investment management services provided, as previously discussed, in the fact that the Adviser will take on the responsibility for implementing the Fund's sanctity of life exclusionary screen on a day-to-day basis, and in the fee structure discussed below.

      Under the new subadvisory agreement, ZCM, subject to the discretion and supervision of the Adviser and the Board of Directors, will furnish an investment program for the Fund and will determine what investments to purchase, sell, or exchange, and what portion of the assets of the Fund should be held uninvested. ZCM also will arrange for the purchase or sale securities and other investments for the Fund's account and will provide other services incidental to carrying out the Fund's investment program. For these services ZCM will receive a fee, calculated daily and paid monthly, out of the fee paid to the Adviser under the Advisory Agreement, at a varying annual rate depending on the average daily net assets of the Fund, as follows:

            o 0.20 of 1% of the average daily net assets in excess of $250 million;

            o 0.18 of 1% of average daily net assets in excess of $250 million up to $500 million;

            o 0.15 of 1% of average daily net assets in excess of $500 million;

      Services to be Rendered by ZCM to the Fund. Under the subadvisory agreement, ZCM will:

            o Buy, sell, exchange and otherwise trade in securities and other investments of the Fund based on the "enhancement" and "optimization" strategy of the Fund.

            o Affirm securities transactions with central depositories and advise the custodian of the Fund promptly of each purchases and sales of a portfolio securities.

            o Assist in the daily pricing of the Fund's portfolio securities and assist in connection with the determination of the fair value of securities in the portfolio for which market quotations are not readily available.

            o Furnish to the Board, the Company's Chief Compliance Officer or the Adviser, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that such person may reasonably request.

      The subadvisory agreement with ZCM will become effective on February 1, 2006, subject to approval by the shareholders. Unless earlier terminated as described below, the subadvisory agreement will continue in effect for two years. After the initial two-year period, the subadvisory agreement will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Fund; and, in either case (ii) a majority of the Directors who are not parties to the subadvisory agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      The subadvisory agreement may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser, in each case on not less than 60 days' prior written notice to ZCM. The Adviser may also terminate the subadvisory agreement (i) upon a material breach by ZCM of its representations and warranties set forth in the subadvisory agreement, if such breach is not cured within 20 days or cannot reasonably be cured within 20 days; or (ii) if ZCM becomes unable to discharge its duties and obligations under the subadvisory agreement. ZCM may also terminate the subadvisory agreement at any time after the initial two-year term, without the payment of any penalty, on at least 120 days' prior notice to the Adviser and CFI. The subadvisory agreement will terminate automatically (i) in the event of its "assignment," as such term is defined in the Investment Company Act of 1940, or (ii) upon termination of the advisory agreement with CFSC. By means of this proxy statement, the Board seeks the required shareholder approval.

      A copy of the subadvisory agreement with ZCM is attached to this proxy statement as Appendix A.

INFORMATION ABOUT ZCM

      GENERAL. ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. ("Ziegler"), organized as a limited liability company. The firm became a separate legal entity from the brokerage entity subsidiary of Ziegler, B.C. Ziegler and Company in June 2005. ZCM, together with its predecessor, B.C. Ziegler, has been involved in the investment advisory business since 1991. ZCM is registered with the SEC as an investment adviser and has approximately $3.1 billion in assets under management. ZCM employs 21 people, including 9 investment professionals. ZCM is located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. The principal executive officer and directors of ZCM are listed in Appendix B.

      ZCM currently serves as the investment adviser to the open-end investment company, North Track Funds, Inc. as well as numerous separately managed accounts. ZCM currently employs an "enhanced index" strategy similar to that it will implement for the Fund with the following three funds it manages for North
Track:

NAME OF FUND                                        NET ASSETS OF FUND(1)     MANAGEMENT FEES
------------                                        ------------------        ---------------
Dow Jones Equity Income 100 Plus Fund               $13 million               .55% of average daily net assets(2)

Dow Jones U.S. Health Care 100 Plus Fund            $55 million               .55% of average daily net assets(3)

Dow Jones U.S. Financial 100 Plus Fund              $41 million               .55% of average daily net assets(4)

-------------------------------------------

(1) Net Assets information for each fund is unaudited information provided as of October 31, (2005)

(2) ZCM has contractually committed to waive fees and/or reimburse expenses from March 1, 2005 through February 28, 2006, so that annual operating expenses for the fund will not exceed 1.15% of average annual net assets for Class A shares, 1.90% for Class B and Class C shares and 1.65% for class R shares.

(3) ZCM has contractually committed to waive fees and/or reimburse expenses from March 1, 2005 through February 28, 2006, so that the annual operating expenses for the fund will not exceed 1.35% of annual net assets for Class A shares, 2.10% for Class B and Class C shares and 1.85% for Class R shares.

(4) ZCM has contractually committed to waive fees and/or reimburse expenses from March 1, 2005 through February 28, 2006, so that the annual operating expenses for the fund will not exceed 1.35% of annual net assets for Class A shares, 2.10% for Class B and Class C shares and 1.85% for Class R shares.

      Representatives of The Catholic Funds, Inc. and of CFSC have met with executives of ZCM and B.C. Ziegler, ZCM's distribution affiliate, and have completed a detailed evaluation of ZCM's business operations, compliance procedures and other attributes necessary to provide the Fund with services and reports required for an investment company business. Based on the information presented to it, the Board of The Catholic Funds, Inc. has determined that ZCM has the resources and has implemented systems, procedures and controls that are adequate to provide the services and reporting that the Fund requires.

      Ziegler and it wholly owned subsidiaries are principally engaged in investment banking, financial advising, investment advising, asset management, retail brokerage, fixed income investments sales and trading and related financial services. Ziegler is located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

      The table attached as Appendix B shows the name, principal occupation and address of each director and the principal executive officer of ZCM.

      PORTFOLIO MANAGER. The Fund will be managed by a team of investment professionals with equities experience who are employed by the subadviser. The team will jointly develop and implement investment strategies for the Fund. The team will consist of Donald J. Nesbitt and Brian K. Andrew and will be led by Donald J. Nesbitt.

      Donald J. Nesbitt, CFA. Donald J. Nesbitt is a Vice President and the Director of Equity Portfolio Management for ZCM. Mr. Nesbitt joined ZCM and its affiliates in early 2002 after having spent nearly four years at Qwest Communication's pension plan in Denver, Colorado, where he managed $6 billion of equities, using research-enhanced, quantitative, approaches. Prior to joining Qwest, Mr. Nesbitt spent nine years at the Illinois Teachers' Retirement System where, as Director of Investments, he was responsible for the management of $20 billion across various asset classes. Mr. Nesbitt holds a B.S. in economics from Saint Cloud State University, St. Cloud, Minnesota, and a M.S. in financial analysis from the University of Wisconsin-Milwaukee. He holds a Chartered Financial Analyst (CFA) designation and has been actively involved with the Association for Investment Management and Research (AIMR). Mr. Nesbitt has also instructed investment courses at the University of Illinois-Springfield and has spoken at numerous industry conferences on the topics of enhanced equity management and derivative investment.

      Brian K. Andrew, CFA. Brian K. Andrew is ZCM's Chief Investment Officer and a Senior Managing Director serving on ZCM's Management Committee. Mr. Andrew has been a portfolio manager with ZCM and its affiliates since 1994. He is also a member of ZCM's Equity and Fixed Income Committees. Prior to joining ZCM and its affiliates in 1994, he worked as an analyst and portfolio manager for bank trust and investment advisory firms and was a managing director and partner in a private investment advisory firm. Mr. Andrew received a BS in finance from the University of Minnesota. He has also achieved his Chartered Financial Analyst designation.

BOARD'S CONSIDERATIONS AND RECOMMENDATION

      Because of the Fund's small asset size, its operating expense ratios do not compare favorably to the index and other passively managed funds with which it competes. While the Fund's advocacy of Catholic values makes it attractive to Catholic institutions and other persons for whom Catholic values are important, even those investors have proven reluctant to invest in the Fund given its high operating expense ratios and resulting below-market returns. CFSC and the Board of Directors have employed various distribution strategies to attract assets to the Fund, but to date have been unsuccessful in attracting a level of assets that would make the Fund competitive and viable long term. To help control the Fund's operating expenses and to enhance its return, CFSC has subsidized the Fund through fee waivers and expense reimbursements. Through September 30, 2005, CFSC committed to waive fees and reimburse expenses so that the annual operating expenses of the Fund, expressed as a ratio of average daily net assets, would not exceed 0.60% for Class A shares, 0.85% for Class C shares, and 0.35% for Class I shares. For the Fund's fiscal year ended September 30, 2005, those fee waivers and expense reimbursements totaled $472,871. Even those efforts have failed to yield investment returns for the Fund which are competitive with other index funds and passively managed investment vehicles available to investors. While CFSC voluntarily has continued to cap expenses at those same ratios since September 30, 2005, it has indicated to management and the Board of Directors of the Fund that it is unwilling to do so indefinitely into the future. Therefore, CFSC and the Board worked together to design a new strategy that would increase the likelihood of growth in Fund assets in the future.

      Management first began considering the need of changing the Fund's investment objective and strategy to a new "enhanced" index strategy in the Summer of 2005. Their deliberations centered around adopting an enhanced investment strategy that would attempt to provide the Fund with excess return over that of the S&P 500 Index, and thereby offset the negative impact of the Fund's operating expenses on the net return available to shareholders. At a meeting of the Board of Directors held on August 5, 2005, representatives of ZCM met with the Board and provided and discussed background information regarding ZCM's experience in managing investments designed to enhance a Fund's return over that of a benchmark index. Based on this presentation, the Board authorized management to continue discussions with ZCM regarding the possibility of ZCM replacing Mellon as the Fund's subadviser. Discussions continued, and on November 8, 2005, the Governance and Contracts Committee of the Board of Directors met to consider whether it should advise the Board to approve an agreement appointing ZCM as the Fund's new subadviser. On November 15, 2005, at a meeting of the Fund's Board of Directors, the Governance and Contracts Committee recommended that the Board of Directors approve the subadvisory agreement with ZCM. Based on the Committee's recommendations and the deliberations of the full Board, the Board of Directors, including all of the Independent Directors, unanimously approved the subadvisory agreement with ZCM.

      During the course of this process, the Board and the Governance and Contracts Committee received, reviewed and considered the following information:

            o The proposed subadvisory agreement with ZCM, including the subadvisory fees proposed therein;

            o A proposal from CFSC, continent upon the appointment of ZCM as subadviser of the Fund, to implement a breakpoint in its annual advisory fee which would reduce the fee from 0.50% to 0.45% on average daily net assets in excess of $500 million, coupled with a voluntary commitment from CFSC to continue to waive fees and reimburse expenses to the Fund at least through September 30, 2006 so that annual operating expenses, expressed as a percentage of average daily net assets, would not exceed 1.00% for Class A shares and 0.60% for Class I shares;

            o A summary of the Fund's performance and the reasons for the Fund's lack of success, and a summary of the proposed investment objective and strategy to be used by the subadviser;

            o A report regarding the backtesting performed on the proposed investment objective and strategy and a line graph comparing cumulative returns of the proposed investment objective and strategy versus the S&P 500 for the past ten years;

            o A memorandum from the Fund's outside legal counsel summarizing the duties of independent directors when considering approval of investment advisory contracts;

            o Management reports on meetings held with ZCM and Ziegler representatives and reports on visits to ZCM's premises to conduct due diligence investigations of ZCM's business operations, systems and controls and its legal and regulatory compliance controls and procedures; and

      During the course of reviewing, evaluating and discussing this and other information and ultimately in arriving at its approval and recommendation of the subadvisory agreement with ZCM, the Board placed special emphasis on the factors described below, among others:

            o The Board viewed favorably the breadth of ZCM's experience in managing investments, particularly its experience in actively managing funds that utilize "optimization" and "enhancement" objectives and strategies, and ZCM's historic investment performance on investment products which seek to enhance the return of an Index;

            o The Board was satisfied with management's reports on the experience, quality and integrity of the personnel who would be directly responsible for managing the Fund's assets and providing related services;

            o On a relative basis, the Board concluded that the scope and quality of services to be provided by ZCM exceeded those provided by Mellon;

            o The Board viewed favorably the backtesting performed on the proposed new investment strategy and objective to be used by ZCM and was satisfied with its potential for future success;

            o While acknowledging that ZCM was not prepared to provide stock screening services required to administer the Fund's sanctity of human life value, a service historically provided by Mellon, the Board was satisfied that the improved management ZCM would provide and other arrangements for CFSC to undertake that function would serve the interests of the Fund and its shareholders;

            o The Board determined that ZCM has more than adequate financial strength and backing to support its provision of the services and its fulfillment of its duties and obligations described in the subadvisory agreement;

            o The Board viewed favorably ZCM's commitment to the Catholic Funds and to developing a long-term relationship with the Fund;

            o The Board acknowledged that the subadvisory fee that ZCM would receive from managing the Fund's assets is greater than the fee charged by Mellon, but the Board determined that this increased fee was appropriate given the increased resources, skill, experience, time and effort that would be required to manage the Fund's assets under this optimization and enhancement strategy, as compared to the passive replication strategy employed by Mellon. The Board viewed favorably the fact that ZCM is offering to provide these management services to the Fund at a substantial discount as compared to the fee ZCM receives for managing the assets of the North Track Funds and its privately-managed accounts under similar strategies. Finally, the Board observed that the increased subadvisory fee would not result in any increase in the overall advisory fees paid by the Fund. To the contrary, the Board noted that CFSC was offering a breakpoint reduction in the rate of the advisory fee on assets over $500 million in connection with the proposed change in subadviser and has committed voluntarily to continue to cap expenses on each Class of shares of the Fund, albeit at a somewhat higher level;

            o The Board also viewed as positive factors the affinity that the subadvisory relationship with ZCM potentially can create between the Fund and B.C. Ziegler's clients and its network of financial intermediaries that could assist with distribution of Fund shares, and the prospect that such an affinity offers for the Fund to attract assets and investments from those contacts and their clients, thereby increasing the prospects for growth in the Fund's assets. The Board believes that growth in Fund assets offers the potential for a decline in the Fund's expense ratio over time and will secure the long term viability of the Fund; and

            o The Directors understand that ZCM and its affiliates stand to benefit from the relationship by having available to them a new product of interest to the Catholic investing community. This offers ZCM the opportunity to develop new clients and to cross sell other investment and advisory services to clients it attracts through the availability of Fund shares.

            o The Board considered that the initial rebalancing of the Fund's investment portfolio pursuant to the revised investment program potentially could result in the recognition of significant capital gains that would result in taxable distributions to shareholders. Given that any such distributions would increase each shareholder's tax basis in his or her subsequent redemption of those shares, the Board did not consider this a significant negative factor. Moreover, the Board took into account the fact that over two-thirds of the Fund's assets are attributable to shareholders who are tax-exempt entities and, therefore, would be unaffected by any potential taxable distributions. Finally, the Board concluded that any perceived negative aspects associated with this factor are more than offset by the potential benefits that the proposed changes offer to shareholders.

      The Board primarily was influenced by the potential benefits to the Fund associated with the heightened prospect for asset growth associated with the new investment strategy and the Fund's relationship with ZCM. At the same time, the Board determined that ZCM offers experience, capabilities and quality of services appropriate for the successful application of the Fund's new investment strategy, and offers a solid regulatory compliance culture and adequate compliance systems, procedures and programs.

      Based upon these considerations, the Board determined that it would be in the best interests of the Fund's shareholders to have ZCM serve as the Fund's subadviser in the place of Mellon. The Board of Directors has further determined that the terms of the subadvisory agreement with ZCM are fair to, and in the best interests of, the Fund and its shareholders.

      ACCORDINGLY, THE BOARD OF DIRECTORS, NONE OF WHOM IS AND "INTERESTED PERSON" OF ZCM OR ANY OF ITS AFFILIATES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE SUBADVISORY AGREEMENT WITH ZCM DESCRIBED IN PROPOSAL 1.

                                   PROPOSAL 2:
                              FOR ALL SHAREHOLDERS
                         ELECTION OF PROPOSED DIRECTORS

BACKGROUND

      The Investment Company Act of 1940 (the "1940 Act") allows Directors to appoint Directors to the Board of Directors without seeking shareholder approval as long as after the appointment(s), at least two thirds of the Directors on the Board have been elected by shareholders. Currently, Amelia E. Macareno and Bernard E. Reidy the Proposed Directors are the only two Directors serving on the Board who have not been elected by the shareholders. Since a shareholder vote is already required to approve the new Subadvisory Agreement with ZCM, the Board has proposed that the shareholders now elect Ms. Macareno and Mr. Reidy to the Board as well so that the Board will be composed entirely of directors who have been elected by shareholders. The Board believes this is in the shareholders' best interest because it will provide the Board with maximum flexibility to appoint additional directors in the future without the costs and delays associated with holding a special shareholders' meeting to do so. As reflected by its appointments of Ms. Macareno and Mr. Reidy to the Board of Directors, the Board has a high degree of confidence in their abilities and characters to serve effectively as Directors of the Fund, and the Board recommends that all shareholders vote "FOR" their election.

INFORMATION CONCERNING DIRECTORS AND PROPOSED DIRECTORS

      The Board also believes that the backgrounds and experience of Ms. Macareno and Mr. Reidy complements the experiences of the already elected Directors. Background information on all the Directors of the Catholic Funds, Inc. ("CFI), including the Proposed Directors, is provided in the following tables:

                                          TERM OF          PRINCIPAL      NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS
                           POSITION(S)   OFFICE AND      OCCUPATION(S)    IN COMPLEX OVERSEEN    HELD BY DIRECTOR OR
NAME, ADDRESS                 HELD       LENGTH OF           DURING          BY DIRECTOR OR            NOMINEE
AND DATE OF BIRTH           WITH CFI    TIME SERVED       PAST 5 YEARS    NOMINEE FOR DIRECTOR       FOR DIRECTOR
-----------------           --------    -----------       ------------    --------------------       ------------
INDEPENDENT DIRECTORS:
Thomas A. Bausch, PhD     Director     Indefinite,      Professor of                 1                   None
1100 W. Wells St.                      until successor  Management,
Milwaukee, WI  53233                   elected          Marquette
DOB: 06/06/1938                        Since 1999       University since
                                                        1978

J. Michael Borden         Director     Indefinite,      Chief executive              1           Trustee, Jefferson
1100 W. Wells St.                      until successor  Officer of HUFCOR                        Fund Group Mutual
Milwaukee, WI  53233                   elected          since 1978                               Funds
DOB: 12/21/1936                        Since 1999

Daniel R. Doucette        Director     Indefinite,      President and CEO            1                   None
1100 W. Wells St.                      until successor  Milwaukee
Milwaukee, WI  53233                   elected          Insurance since
DOB: 09/03/1949                        Since 1999       1989

                                          TERM OF          PRINCIPAL      NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS
                           POSITION(S)   OFFICE AND      OCCUPATION(S)    IN COMPLEX OVERSEEN    HELD BY DIRECTOR OR
NAME, ADDRESS                 HELD       LENGTH OF           DURING          BY DIRECTOR OR            NOMINEE
AND DATE OF BIRTH           WITH CFI    TIME SERVED       PAST 5 YEARS    NOMINEE FOR DIRECTOR       FOR DIRECTOR
-----------------           --------    -----------       ------------    --------------------       ------------
Amelia E. Macareno(1)     Director     Indefinite,      Senior Vice                  1                   None
1100 W. Wells St.                      until successor  President
Milwaukee, WI  53233                   elected          Commercial Lending
DOB: 10/05/1958                        Since 2005       of Merchants &
                                                        Manufacturers
                                                        Bancorporation,
                                                        Inc. since 2002;
                                                        Vice President
                                                        Correspondent
                                                        Banking of U.S.
                                                        Bank, N.A. (1981
                                                        to 2002)

Thomas J. Munninghoff     Director     Indefinite,      CPA Munninghoff,             1                   None
1100 W. Wells St.                      until successor  Lange and Co.
Milwaukee, WI  53233                   elected          (Accounting Firm)
DOB: 08/27/1947                        Since 1999       since 1983

Bernard E. Reidy(1)       Director     Indefinite,      Archbishop's                 1                   None
1100 W. Wells St.                      until successor  Delegate for
Milwaukee, WI  53233                   elected          Administration and
DOB: 10/20/1938                        Since 2005       Finance, of
                                                        Archdiocese of New
                                                        York since 2000

Conrad L. Sobczak         Director     Indefinite,      Retired; President           1                   None
1100 W. Wells St.                      until successor  and CEO, Family
Milwaukee, WI  53233                   elected          Health Systems
DOB: 10/20/1938                        Since 1999       (1987 to 1998)

INTERESTED DIRECTORS:

Daniel J. Steininger(2)   Director,    Indefinite,      CEO - Catholic               1                   None
1100 W. Wells St.         Chairman of  until            Knights since 1981
Milwaukee, WI  53233      the Board    successor
DOB: 05/01/1945                        elected
                                       Since 1999

Allan G. Lorge(2)         Director,    Indefinite,      Secretary, Treasurer         1                   None
1100 W. Wells St.         Vice         until            and CFO - Catholic
Milwaukee, WI  53233      President,   successor        Knights since 1986
DOB: 12/09/1949           Secretary    elected
                          and Chief    Since 1999
                          Financial
                          Officer

OFFICERS:

Theodore F. Zimmer        President    One Year         General Counsel -           n/a                  n/a
1100 W. Wells St.                      Term, subject    Catholic Knights
Milwaukee, WI  53233                   to election      since 1997
DOB: 12/17/1940                        by Board of
                                       Directors or
                                       until
                                       successor is
                                       elected. Since
                                       1999

Russell J. Kafka          Treasurer    One Year         Vice President -            n/a                  n/a
1100 W. Wells St.                      Term, subject    Investments Catholic
Milwaukee, WI  53233                   to election      Knights since 1985
DOB: 06/20/1944                        by Board of
                                       Directors or
                                       until
                                       successor is
                                       elected. Since
                                       1999

John M. Koth              Chief        One Year         Chief Compliance            n/a                  n/a
1100 W. Wells St.         Compliance   Term, subject    Officer - Catholic
Milwaukee, WI  53233      Officer      to election      Financial Services
DOB: 09/27/1964                        by Board of      Corporation since
                                       Directors or     2001; Compliance and
                                       until            Operations Director -
                                       successor is     Prudential Financial
                                       elected.         Services, 1999-2001
                                       Since 2004

                                          TERM OF          PRINCIPAL      NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS
                           POSITION(S)   OFFICE AND      OCCUPATION(S)    IN COMPLEX OVERSEEN    HELD BY DIRECTOR OR
NAME, ADDRESS                 HELD       LENGTH OF           DURING          BY DIRECTOR OR            NOMINEE
AND DATE OF BIRTH           WITH CFI    TIME SERVED       PAST 5 YEARS    NOMINEE FOR DIRECTOR       FOR DIRECTOR
-----------------           --------    -----------       ------------    --------------------       ------------
Mark K. Forbord           Controller   One Year         Senior Financial            n/a                  n/a
                                       Term, subject    Analyst - Catholic
                                       to election      Knights since 1995
                                       by Board of
                                       Directors or
                                       until
                                       successor is
                                       elected.
                                       Since 2005

---------------------------------------

(1)   Proposed Director.

(2) Messrs. Steininger and Lorge are considered to be "interested persons" (as defined in the 1940 Act) of CFI by virtue of their positions with Catholic Knights and Catholic Financial Services Corporation.

BENEFICIAL INTEREST IN THE FUND BY DIRECTORS AND PROPOSED DIRECTORS

NAME OF DIRECTOR OR PROPOSED DIRECTOR               DOLLAR RANGE OF EQUITY SECURITIES IN THE CATHOLIC EQUITY FUND
-------------------------------------               -------------------------------------------------------------
Thomas A. Bausch, PhD                                                            [UPDATE]

J. Michael Borden                                                                [UPDATE]

Daniel R. Doucette                                                               [UPDATE]

Conrad L. Sobczak                                                                [UPDATE]

Thomas Munninghoff                                                               [UPDATE]

Dan Steininger                                                                   [UPDATE]

Allan Lorge                                                                      [UPDATE]

Amelia E. Macareno(1)                                              [INSERT RANGE, IF ANY]

Bernard E. Reidy(1)                                                [INSERT RANGE, IF ANY]

-----------------------------------

(1)   Proposed Director.

MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS (INCLUDING PROPOSED DIRECTORS).

      No Independent Director of CFI or any immediate family member of an Independent Director has had, during the five most recently completed calendar years, a direct or indirect interest in CFSC, Mellon, the current subadviser for The Catholic Equity Fund, ZCM, the proposed new subadviser for the Catholic Equity Fund, or in any person directly or indirectly controlling, controlled by or under common control with CFSC, Mellon or ZCM exceeding $60,000. In addition, no Independent Director of CFI or any of their immediate family members has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was CFI, an officer of CFI, an investment company or an officer of any investment company having CFSC, Mellon or ZCM as its investment adviser or principal underwriter or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by or under common control with CFSC, Mellon or ZCM (an "Associated Person"). No Independent Director of CFI or a member of the immediate family of an Independent Director has had, in the two most recently completed calendar years, a direct or indirect relationship with any Associated Person involving an amount in excess of $60,000 and which involved: payments for property or services to or from any Associated Person; provision of legal services to any Associated Person; provision of investment banking services to any Associated Person, other than as a participating underwriter in a syndicate; or, any consulting or other relationship that is substantially similar in nature and scope to these types of relationships.

INVOLVEMENT OF DIRECTORS IN CERTAIN LEGAL PROCEEDINGS

      No Director of CFI, in the past five years has: (1) been a party to a petition under the Federal bankruptcy laws or any state insolvency law relating to the business or property of the Director, any partnership in which the Director was a general partner at, or any corporation or business association of which the Director was an executive officer at; (2) been convicted in a criminal proceeding or named a subject to a criminal proceeding (excluding traffic violations, and other minor offenses); (3) been subject to an order, judgment or decree permanently or temporarily enjoining the Director from engaging in any type of business practice or activity or to be associated with persons engaged in certain business activities; or (4) been found to have violated any Federal or State securities laws or any Federal commodities laws.

DIRECTOR FEES.

      Fees and expenses of the Independent Directors consist of an annual retainer in the amount of $500 and $250 per Board meeting attended. Additionally, as a means of encouraging their investment in the Fund and thereby aligning their interests with shareholders, Directors and Officers of CFI may purchase Class A shares of the Fund without a front-end sales change. The annual compensation paid by CFI to each of the Directors is set forth in the table below. No compensation information is provided for Daniel J. Steininger and Allan G. Lorge because they are officers of Catholic Knights, the parent company of the Fund's adviser and distributor, and are compensated by Catholic Knights for their involvement with the Fund.

                                                     PENSION OR RETIREMENT
       NAME OF PERSON              AGGREGATE          BENEFITS ACCRUED AS    ESTIMATED ANNUAL    TOTAL COMPENSATION
      AND POSITION WITH        COMPENSATION FROM     PART OF FUND COMPLEX        BENEFIT              FROM THE
      THE FUND COMPLEX         THE FUND COMPLEX            EXPENSES          UPON RETIREMENT        FUND COMPLEX
      ----------------         ----------------            --------          ---------------        ------------
Thomas A. Bausch, PhD               $1,500                 $    -0-              $    -0-              $1,500
Director

J. Michael Borden,                  $1,000                 $    -0-              $    -0-              $1,000
Director

Daniel R. Doucette,                 $1,250                 $    -0-              $    -0-              $1,250
Director

Conrad L. Sobczak,                  $1,500                 $    -0-              $    -0-              $1,500
Director

Thomas Munninghoff,                 $1,500                 $    -0-              $    -0-              $1,500
Director

Amelia E. Macareno,                 $  -0-                 $    -0-              $    -0-              $  -0-
Director(1)

Bernard E. Reidy,                   $  -0-                 $    -0-              $    -0-              $  -0-
Director(1)

--------------------------------------

(1)   Proposed Director.

MEETINGS AND BOARD COMMITTEES.

      The Board of Directors held four meetings during the fiscal year 2005. Each director attended all of the meetings, with the exception of J. Michael Borden who was absent from two meetings and Daniel R. Doucette who was absent from one meeting. The standing committees of CFI's Board of Directors include an Audit Committee and a Governance and Contracts Committee. Mr. J. Michael Borden chairs the Audit Committee, and Mr. Thomas J. Munninghoff, Mr. Conrad L. Sobczak and Mr. Bernard E Reidy serve as members of this Committee. Mr. Sobczak chairs the Governance and Contracts Committee on which Mr. Doucette, Mr. Thomas A. Bausch and Ms. Amelia E. Macareno serve as members. Only Independent Directors are eligible to serve as members of these committees.

      The Board has adopted a written charter governing the Audit Committee. This charter establishes criteria for membership on the Committee, recites the mission and responsibilities of the Committee and sets forth procedures under which the Committee operates. A current copy of the Charter is available to shareholders on the Fund's website at www.catholicfunds.com. Among other things, the Audit Committee annually selects independent public accountants for the Fund, approves any non-audit services to be provided by the independent public accountants and oversees the preparation of the Fund's financial statements. In this capacity, the Audit Committee meets at least annually with the independent public accountants to discuss with them any issues surrounding the preparation of the Fund's financial statements. The Audit Committee also discusses with the independent public accountants the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of the Fund's internal financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee held one meeting during the fiscal year ended September 30, 2005.

      The Board has also adopted a written charter to govern the Governance and Contracts Committee. This charter establishes membership criteria for the Committee, recites the purposes and responsibilities of the Committee and sets forth procedures under which the Committee operates. A current copy of the charter, which includes provisions regarding receiving from shareholders and considering nominations for Independent Directors as discussed below, is available to shareholders on the Fund's website at www.catholicfunds.com. The primary functions of the Governance and Contracts Committee are to study and make recommendations to the full Board regarding policies and procedures in the areas of corporate governance, including the nomination of candidates to serve as Independent Directors, and regarding the retention, continuation and termination of affiliated and unaffiliated service providers to CFI and the Fund, including advisers, subadvisers, custodians, transfer agents, administrators, distributors and selected dealers, fund accounting agents and the like. With respect to corporate governance matters, the Governance and Contracts Committee:

            o Considers and makes recommendations to the Board as to the proper size of the Board, the desired skills, abilities and degree of diversity of Board's members, and term limits and/or retirement age for Directors;

            o Adopts procedures for identifying, recruiting and interviewing qualified candidates for the position of Independent Directors;

            o Recommends to the Board individuals to be nominated for election as Independent Directors;

            o Reviews the continuing qualification of existing Directors, including review of and reporting to the Board on the continuing independence of the Independent Directors;

            o     Recommends to the Board appointments to Board committees;

            o Reviews and makes recommendations regarding the Rule 17j-1 Code of Ethics for CFI and the advisers and subadvisers of each series of CFI established from time to time and the Code of Ethics for CFI's chief executive officer and senior financial officers;

            o Reviews and makes recommendations regarding CFI's privacy policy; and

            o Performs such other functions as from time to time may be assigned by the Board.

      The Committee has developed and adopted procedures for receiving from shareholders and considering nominations for Independent Directors. At any time that the Board of Directors determines to nominate candidates for appointment or election to the Board, the Corporate Governance and Contracts Committee of the Board (which generally is responsible for nominating candidates) will review and consider director nominees proposed by shareholder(s) if and only if the shareholder(s) making the recommendation beneficially own, in the aggregate, at least 10% of the issued and outstanding shares of common stock of the Fund (a "qualified shareholder"). In order to be considered for any specific appointment/election, the qualified shareholder(s) recommendation must be received no less than sixty days prior to the date on which the Corporate Governance and Contracts Committee makes its nomination(s). In order to be considered in proper form, a recommendation from a qualified shareholder must:
(i) identify the qualified shareholder by name and address; (ii) certify that the qualified shareholder meets the 10% beneficial ownership requirement; and
(iii) describe the candidate's qualifications and provide contact information sufficient for the Corporate Governance and Contracts Committee to contact the candidate for additional information. Recommendations must be presented to the Corporate Governance and Contracts Committee by first class U.S. mail addressed as follows:

                   The Catholic Funds, Inc.
                   Attention:  Chairperson, Corporate Governance
                     and Contracts Committee of the Board of Directors
                   1100 West Wells Street
                   Milwaukee, WI  53233

      In order to be eligible for consideration as a nominee, any candidate named in a timely submitted recommendation from a qualified shareholder must not be an "interested person" (as that term is defined in the Investment Company Act of 1940) of the Fund or of any investment adviser or distributor of the Fund, and otherwise must meet all criteria and qualifications established from time to time by the Corporate Governance and Contracts Committee. Within 30 days of a written request from the Corporate Governance and Contracts Committee, the candidate must submit to the Committee information reasonably requested by the Committee in order to allow it to assess the qualifications of the candidate and to determine that the candidate is not an "interested person." Failure to timely respond to such a request will disqualify the candidate. In considering any candidate recommended by a qualified shareholder, the Corporate Governance and Contracts Committee will apply the same standards as it applies to candidates recommended from other channels, but the Committee has sole discretion in determining whether to nominate a candidate recommended by Qualified Shareholder.

      The Governance and Contracts Committee also provides the Board with independent evaluations of the performance of the various service providers of CFI and the Fund in meeting their contractual obligations and the reasonableness of their fees in light of the scope and quality of the services they provide (assessed on the basis of prices available in the marketplace for similar services). In this regard, the Governance and Contracts Committee:

            o Periodically requests such information as it reasonably deems necessary to evaluate the terms of proposed new or amended or existing investment advisory and subadvisory agreements, and evaluates the information so furnished;

            o Periodically makes similar evaluations of any distribution agreements, distribution plans (Rule 12b-1 plans), shareholder servicing plans and similar plans and relationships dealing with the distribution of shares of each series of CFI established from time to time and/or maintaining shareholder relationships on a continuing basis;

            o Reviews the performance of the adviser, each subadviser, the distributor and their affiliates under their contracts with CFI; and

            o Recommends to the Board the continuing, modification or termination of the contracts.

      The Governance and Contracts Committee also is responsible for considering and making recommendations to the Board with respect to all matters where there may exist an actual or potential conflict between the interests of CFI's adviser, distributor, any subadviser or any of their affiliates on the one hand, and CFI or any series of CFI established from time to time on the other hand.

      The Governance and Contracts Committee met two times during the fiscal year ended September 30, 2005.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE PROPOSED DIRECTORS SET FORTH IN PROPOSAL 2.

                                   PROPOSAL 3:
                          FOR CLASS C SHAREHOLDERS ONLY
               APPROVAL OF PLAN OF REORGANIZATION AND LIQUIDATION

BACKGROUND

      The fund currently has three classes of shares, Class A, Class C and Class
I. The investing public has demonstrated a lack of interest in Class C shares of the Fund. In fact, Class C shares currently account for only approximately 10% of the total net assets of the Fund. By eliminating Class C shares, the Fund will avoid incurring the costs associated with the administration, recordkeeping, accounting, and registration for a class of shares. As a result, the Board has approved a Plan of Reorganization and Liquidation (attached hereto as Appendix C) providing for the liquidation of the Class C shares of the Fund. Under this Plan of Reorganization and Liquidation, holders of Class C shares would receive in the liquidation Class A shares having an equal net asset value and a lower operating expense ratio. Class C shareholders would incur no front-end sales charges on the Class A shares received by them in the liquidation, nor would they pay any contingent deferred sales charge on the liquidation of their Class C shares. Additionally, Class C shareholders would incur no taxable gains or losses as a result of the liquidation.

      As liquidation proceeds from the liquidation of Class C shares, each Class C shareholder will receive Class A shares with a net asset value equal to the net asset value of the shareholder's C shares that are liquidated. Receiving Class A shares as liquidation proceeds offers Class C shareholders the advantage of lower annual operating expenses than they currently bear. Both Class A and Class C shares are subject to distribution plans adopted pursuant to Rule 12b-1 under the 1940 Act which provide for payments to the Fund's distributor. The plan applicable to Class C shares calls for payments equal to 0.75% of the average daily net assets of the Fund attributable to the Class C shares while the plan applicable to Class A shares calls for payments equal to only 0.25% of the average daily net assets attributable to Class A shares. Because the other operating expenses of each class are identical, by approving the proposed liquidation, and becoming Class A shareholders, current Class C shareholders would enjoy a reduction in annual operating expenses equal to 50 basis points. Investors who wish to take advantage of the lower expenses of Class A shares typically are required to pay a 4% front-end sales charge on their purchase of Class A shares. However, under the proposed Plan of Reorganization and Liquidation, Class C shareholders will receive the Class A shares free of any sales charge. Finally, some current Class C shareholders may also benefit from the elimination of Class C shares because, by becoming Class A shareholders, they will no longer be subject to the 1% contingent deferred sales charge that is imposed on Class C shares redeemed within one year of purchase. The following tables show comparative expense information for the Class C and Class A shares:

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM INVESTMENT)

                                                                CLASS A SHARES        CLASS C SHARES
                                                                --------------        --------------
Maximum Sales Charge (Load) Imposed on Purchases (as               4.00%(1)                None
a percentage of the offering price)

Maximum Sales Charge (Load) Imposed on Reinvested                    None                  None
Dividends

Contingent Deferred Sales Charge (Load) (as a                        None                1.00%(2)
percentage of original purchase price or redemption
proceeds, whichever is less)

Redemption Fees(3)                                                   None                  None

Exchange Fee(4)                                                      None                  None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                CLASS A SHARES        CLASS C SHARES
                                                                --------------        --------------
Management Fees                                                      0.50%                0.50%

Distribution (12b-1) Fees                                            0.25%                0.75%

Other Expenses                                                       1.19%                1.19%
                                                                     -----                -----

Total Operating Expenses(5)                                          1.94%                2.44%

------------------------------------

(1) Sales charge will not be imposed on the Class A shares received by Class C shareholders as liquidation proceeds. The sales charge typically imposed on Class A purchases decreases as the amount of investment increases.

(2) The Class A shares that Class C shareholders will receive in as liquidation proceeds will not be subject to this charge, which typically does not terminate until one year after the shares are purchased.

(3)   The Fund charges $15.00 for each wire redemption

(4)   The Fund charges $5.00 for each telephone exchange

(5) The actual annual operating expenses incurred by shareholders would be lower based on an expense reimbursement generally provided by CFSC, the Fund's adviser. CFSC contractually commits to such waivers for specified periods, and such waivers may differ from period to period.

DESCRIPTION OF LIQUIDATION

      If the Plan of Reorganization and Liquidation is approved, it is anticipated that the liquidation would be completed at the close of business on February 1, 2006. At that time, the Fund will issue to each Class C shareholder that number of Class A shares which has a total net asset value equal to the total net asset value of that shareholder's holdings of the Fund's Class C shares.

SHAREHOLDER ACCOUNTS AND ELECTIONS

      The Fund's transfer agent will establish accounts for all Class C shareholders containing the appropriate amount of Class A shares of the Fund to be received by each shareholder as part of the conversion.

DIFFERENCES BETWEEN CLASS C SHARES AND CLASS A SHARES

      Other than the differences in the operating expenses and transaction expenses discussed above, the Class C and Class A shares of the Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Board with respect to the class, and upon liquidation or dissolution of the Fund, to participate proportionately in the net assets of the outstanding liabilities allocable to such class. Shareholders of the Fund do not have cumulative voting rights and there are no preemptive or conversion rights applicable to any of the Fund's shares.

TAX CONSEQUENCES

      The liquidation will be tax-free for federal income tax purposes. No gain or loss will be recognized by shareholders as a consequence of the liquidation of Class C shares and the receipt of Class A shares of the Fund pursuant to the proposed Plan of Reorganization and Liquidation. Each Class C shareholder's basis in the Class A shares received in the liquidation will equal the shareholder's basis in the liquidated Class C shares immediately prior to the liquidation. Each shareholder's holding period for the Class A shares received in the liquidation will include the shareholder's holding period for their liquidated Class C shares.

BOARD CONSIDERATIONS AND RECOMMENDATIONS

      For the reasons described above, the Board of Directors of the Fund approved the Plan of Reorganization and Liquidation. In particular, the Directors determined that the liquidation was in the best interests of the Fund's Class C shareholders

      THE BOARD UNANIMOUSLY RECOMMENDS THAT CLASS C SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN OF REORGANIZATION AND LIQUIDATION DESCRIBED IN PROPOSAL 3.

                                 OTHER BUSINESS

      The Board is not aware of any other matters that will come before the special meeting. However, if any other business should come before the special meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

                                OTHER INFORMATION

SHAREHOLDER MEETINGS

      The Catholic Funds, Inc. is organized as a Maryland corporation and is not required to hold annual meetings of shareholders. Its Bylaws provide that it is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement, ratification of the selection of independent public accountants, or approval of a distribution plan is not required to be acted upon by its shareholders under the Investment Company Act of 1940. Meetings of shareholders of the Fund will be held when and as determined necessary by the Board of Directors of The Catholic Funds, Inc. and in accordance with the Investment Company Act of 1940.

SHAREHOLDER PROPOSALS

      Shareholders of the Fund wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of The Catholic Funds, Inc. at 1100 West Wells Street, Milwaukee, Wisconsin 53233, within a reasonable amount of time prior to such meeting. The Board does not presently anticipate holding any other shareholder meetings for the Fund in 2006.

ADDRESS OF INVESTMENT ADVISER, SUBADVISER, ADMINISTRATOR, AND DISTRIBUTOR

      The principal offices of Catholic Financial Services Corporation, current investment adviser and distributor to the Fund, are located at 1100 West Wells Street, Milwaukee, Wisconsin 53233. The principal offices of Ziegler Capital Management, LLC., the new subadviser to the Fund, pending shareholder approval, are located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, WI 53202. The principal offices of U.S. Bancorp Fund Services, LLC, which serves as the Fund's administrative services agent, fund accounting and pricing services agent and transfer agent, are located at 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.

ANNUAL REPORT DELIVERY

      The financial statement of the Fund for the fiscal year ended September 30, 2005, are included in the Fund's annual report for the year ended September 30, 2005, which has previously been sent to the shareholders. The Catholic Funds, Inc. will furnish, free of charge, a copy of the Funds' Annual Report for the year ended September 30, 2005 to any shareholder upon request. Please write us at: The Catholic Funds, Inc., 1100 West Wells Street, Milwaukee, Wisconsin 53233, or call us at 1-877-222-2402.

                             YOUR VOTE IS IMPORTANT

                        YOU MAY VOTE IN ONE OF THREE WAYS

               [AGAIN, THIS WILL REQUIRE REVISION IF INTERNET AND
                      TELEPHONE VOTING WILL NOT BE USED.]

VOTE BY INTERNET                                                VOTE BY PROXY CARD

www.__________.com                                              The proxy  card is  enclosed  with  postage-free  return
24 hours a day/7 days a week                                    envelope.

INSTRUCTIONS:  Read the accompanying Proxy Statement.  Have     INSTRUCTIONS:  Mark,  sign and date your  proxy card and
your control number  located on your proxy card  available.     return it promptly in the enclosed envelope.
Log on to  www.__________.com,  enter your  control  number
and follow the simple  instructions  at the website to cast
your vote.

VOTE BY TELEPHONE

1-800-___-____ via touch tone phone toll-free 24 hours a day/7 days a week.

INSTRUCTIONS:   Read  the  accompanying   Proxy  Statement.
Call toll-free  1-800-___-____.  You will be asked to enter
the  control  number  located on the  enclosed  proxy card.
Follow the  simple  recorded  instructions  using the proxy
card as a guide.

                 NOTE: IF YOU VOTED BY INTERNET OR TELEPHONE, THERE IS NO NEED TO RETURN YOUR PROXY CARD.

                            THE CATHOLIC FUNDS, INC.

                              CATHOLIC EQUITY FUND

                FOR ALL SHAREHOLDERS EXCEPT CLASS C SHAREHOLDERS

REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Daniel Steininger, Allan Lorge or Theodore Zimmer, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Catholic Equity Fund to be held at Catholic Knights, 1100 West Wells Street, Milwaukee, Wisconsin, at 10:00 a.m. Central Time, on January 23, 2006, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement relating to the special meeting, receipt of which is hereby acknowledged.

SHARES LISTED BELOW REPRESENT THE TOTAL NUMBER OF SHARES OF THE CATHOLIC EQUITY FUND REGISTERED IN THE NAME PRINTED BELOW.


                              Dated:  _____________________________, 200__

                              --------------------------------------------------

                              --------------------------------------------------
                              (Please sign exactly as name appears at left)

                              (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)


--------------------------------------------------------------------------------

Shares represented by this proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR THESE PROPOSALS. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.

-------------------------------------------------------------------------------------------------------------------------------
PROPOSALS:                                                                           FOR           AGAINST         ABSTAIN
1.       To approve a Subadvisory Agreement,  dated November __,  2005, by and       |_|             |_|             |_|
         among The Catholic  Funds,  Inc.  (on behalf of the  Catholic  Equity
         Fund),  Catholic Financial  Services  Corporation and Ziegler Capital
         Management,  LLC, pursuant to which Ziegler Capital Management serves as subadviser to the Catholic Equity Fund.

                                                                                     FOR           WITHHOLD        FOR ALL
                                                                                     ALL             ALL           EXCEPT
2.       Elect Amelia E. Macareno and Bernard E. Reidy as Directors                  |_|             |_|             |_|


         ------------------------------------------------
         Write name of excluded nominee on the line above.

3.       Not Applicable

                                                                                     FOR           AGAINST         ABSTAIN
4.       In their discretion, the proxies are authorized to vote on such             |_|             |_|             |_|
         other matters as may properly come before the meeting.
-------------------------------------------------------------------------------------------------------------------------------

                            THE CATHOLIC FUNDS, INC.

                              CATHOLIC EQUITY FUND

                          FOR CLASS C SHAREHOLDERS ONLY

REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Daniel Steininger, Allan Lorge or Theodore Zimmer, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Catholic Equity Fund to be held at Catholic Knights, 1100 West Wells Street, Milwaukee, Wisconsin, at 10:00 a.m. Central Time, on January 23, 2006, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement relating to the special meeting, receipt of which is hereby acknowledged.

SHARES LISTED BELOW REPRESENT THE TOTAL NUMBER OF SHARES OF THE CATHOLIC EQUITY FUND REGISTERED IN THE NAME PRINTED BELOW.

                              Dated:  _____________________________, 200__

                              --------------------------------------------------

                              --------------------------------------------------
                              (Please sign exactly as name appears at left)

                              (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)


--------------------------------------------------------------------------------

Shares represented by this proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR THESE PROPOSALS. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       FOR         AGAINST            ABSTAIN
1.       To approve a  Subadvisory  Agreement,  dated  November __,  2005, by and      |_|           |_|                |_|
         among The Catholic Funds,  Inc. (on behalf of the Catholic Equity Fund),
         Catholic Financial Services  Corporation and Ziegler Capital Management,
         LLC, pursuant to which Ziegler Capital Management serves as subadviser to the Catholic Equity Fund.
                                                                                       FOR        WITHHOLD            FOR ALL
                                                                                       ALL           ALL              EXCEPT
2.       Elect Amelia E. Macareno and Bernard E. Reidy as Directors                    |_|           |_|                |_|

         --------------------------------------------------
         Write name of excluded nominee on the line above.

                                                                                       FOR         AGAINST            ABSTAIN
3.       To approve a Plan of Reorganization and Liquidation to liquidate              |_|           |_|                |_|
         Class C shares of the Catholic Equity Fund.

4.       In their  discretion,  the proxies are  authorized to vote on such other      |_|           |_|                |_|
         matters as may properly come before the meeting.
-------------------------------------------------------------------------------------------------------------------------------

                                   APPENDIX A

                        INVESTMENT SUBADVISORY AGREEMENT

      AGREEMENT made as of the 1st day of December, 2005, by and among THE CATHOLIC FUNDS, INC. a Maryland corporation (the "Fund Company"), CATHOLIC FINANCIAL SERVICES CORPORATION, a Wisconsin corporation (the "Adviser" and "Distributor"), and ZIEGLER CAPITAL MANAGEMENT, LLC, a Wisconsin limited liability company (the "Sub-Adviser").

                               W I T N E S S E T H

      For good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

      1.    IN GENERAL

                  The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser to the Fund Company with respect to the investment and reinvestment of the assets of The Catholic Equity Fund and, subject to the mutual agreement of the parties, of any other series of mutual fund of the Fund Company presently designated or designated in the future. The parties' agreement to appoint the Sub-Adviser as sub-adviser for any such additional series shall be reflected by modifying Exhibit A attached to this Agreement accordingly. The Catholic Equity Fund and any such additional series are referred to herein as a "Fund". The Sub-Adviser agrees to supervise and arrange the purchase of securities and the sale of securities held in the investment portfolio of each Fund.

      2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUNDS

                        (a) Subject to the succeeding provisions of this section
                  and subject to the oversight and review of the Adviser and the direction and control of the Board of Directors of the Fund Company, the Sub-Adviser shall:

                        (i) Determine what securities shall be purchased or sold by each Fund specified on Exhibit A;

                        (ii) Arrange for the purchase and the sale of securities held in each Fund specified on Exhibit A; and

                        (iii) Provide the Adviser and the Directors with such
                              reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser's responsibilities under its Investment Advisory Agreement with the Fund Company and those of the Distributor under its Distribution Agreement with the Fund Company.

                        (b) Any investment purchases or sales made by the
                  Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the Investment Company Act of 1940 (the "Act") and of any rules or regulations in force thereunder; and (2) the provisions of the Articles of Incorporation and Bylaws of the Fund Company as amended from time to time; (3) any policies and determinations of the Board of Directors of the Fund Company; and (4) along with any amendments thereto, the fundamental investment policies of the relevant Fund, as reflected in the Fund Company's registration statement under the Act, or as amended by the shareholders of the Fund Company; provided that copies of the items referred to in clauses (2), (3) and (4) shall have been furnished to the Sub-Adviser.

                        (c) The Sub-Adviser shall give the Fund Company the
                  benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, negligence, reckless disregard of its obligations or duties hereunder or violation of applicable law ("disabling conduct") on the part of the Sub-Adviser (or any of its officers, directors, general partner(s), agents or employees (each a "Sub-Adviser Affiliate")), neither the Sub-Adviser nor any Sub-Adviser Affiliate shall be subject to liability to the Fund Company or to any shareholder of the Fund Company for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or actions performed or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Fund Company shall indemnify the Sub-Adviser and each Sub-Adviser Affiliate against any liability arising from their conduct under this Agreement to the extent permitted by the Fund Company's Articles of Incorporation, Bylaws and applicable law. This
                  Section 2(c) shall survive the termination of this Agreement.

                        (d) Nothing in this Agreement shall prevent the
                  Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment advisor or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting. The Sub-Adviser will, however, promptly notify the Adviser when the Sub-Adviser undertakes to manage the assets of any other mutual fund sponsored by a Catholic organization. In addition, the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligation to the Fund Company under this Agreement or under the Act. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund Company's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund Company in any way or otherwise be deemed an agent of the Fund Company.

                        (e) In connection with its duties to arrange for the
                  purchase and sale of each Fund's portfolio securities, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund Company and the Adviser, provided that a copy of any such agreement and any amendment thereto shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Directors of the Fund Company such information relating to portfolio transactions as they may reasonably request.

                  Without limiting the generality of the foregoing, with respect to the execution of transactions on behalf of a Fund, and except as otherwise instructed from time to time by the Board of Directors of the Fund Company, the Sub-Adviser shall place, or arrange for the placement of, all orders for purchases, sales or loans either directly with the issuer or with a broker-dealer, or other counterparty or agent selected by the Sub-Adviser. In connection with the selection of all such parties for the placement of all such orders, the Sub-Adviser shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion, as a secondary factor, purchase and sell portfolio securities from and to broker-dealers who provide research and analysis to the Sub-Adviser which the Sub-Adviser lawfully and appropriately may use in its capacity as Sub-Adviser, whether or not such research and analysis also may be useful to the Sub-Adviser in connection with its services to other clients. In recognition of such research and analytical services or brokerage services provided by a broker or dealer, the Sub-Adviser is authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Sub-Adviser determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

                  The Fund Company hereby authorizes any entity or person
            associated with the Sub-Adviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and accordance with
            Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. The Fund Company hereby consents to the retention by such entity or person of compensation for such transaction in accordance with Rule 11a2-2(T)(a)(iv).

                  The Sub-Adviser may, where it deems it to be advisable,
            aggregate orders for its other customers together with any securities of the same type to be sold or purchased for one or more Funds, and/or other clients of the Sub-Adviser in order to obtain best execution or lower brokerage commissions. In such event, the Sub-Adviser shall allocate the shares so purchased or sold, as well as the expense incurred in the transaction, in a manner it considers to be equitable and fair, and consistent with its fiduciary obligations to the Fund Company, the Funds and the Sub-Adviser's other customers.

                        (f) The Sub-Adviser shall, where it deems it
                  appropriate, make recommendations to the Fund Company as to the manner in which voting rights, rights to consent to the Fund Company or Fund Action, and any other rights pertaining to the Fund Company or any of the Funds shall be exercised; provided that the Sub-Adviser shall have no obligation nor any authority to execute any voting proxies or consents on behalf of the Fund Company or any Fund, but rather shall promptly forward to the Fund Company all proxy and other solicitation materials that the Sub-Adviser may receive with respect to any such voting rights or consents.

                        (g) The Sub-Adviser shall be responsible for preparing
                  and filing with the SEC all reports on Schedule 13F required under Section 13(f) of the Securities Exchange Act of 1934 in connection with equity positions held by each Fund for which the Sub-Adviser has investment or voting discretion.

      3.    ALLOCATION OF EXPENSES

                  The Sub-Adviser agrees that it will furnish the Fund Company, at the Sub-Adviser's expense, with all office space and facilities, equipment and clerical personnel necessary for carrying out the Sub-Adviser's duties under this Agreement.

      4.    CERTAIN RECORDS

                  Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Act which are prepared or maintained by the Sub-Adviser on behalf of the Fund company are the property of the Fund Company and will be surrendered promptly to the Fund Company or the Adviser on request.

      5.    REFERENCE TO THE SUB-ADVISER

                  Neither the Fund Company nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

      6.    COMPENSATION OF THE SUB-ADVISER

                  The Adviser agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee as specified on Exhibit A.

      7.    DURATION AND TERMINATION

                        (a) This Agreement shall go into effect with respect to
                  The Catholic Equity Fund on the date specified on Exhibit A attached hereto. In the event the parties hereto mutually agree that one or more series of the Fund Company should be included as additional "Fund(s)" hereunder, this Agreement shall become effective with respect to each such additional Fund(s) on the date(s) specified on Exhibit A hereto. Once effective with respect to any Fund, this Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two years with respect to such Fund, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Fund Company's Board of Directors, or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the relevant Fund, and, in either case, a majority of the Directors who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

                        (b) This Agreement may be terminated by the Sub-Adviser
                  in its entirety or with respect to any one or more specifically identified Funds at any time without penalty upon giving the Fund Company and the Adviser sixty (60) days' written notice (which notice may be waived by the Fund Company and the Adviser) and may be terminated by the Fund Company or the Adviser in its entirety or with respect to any one or more specifically identified Funds at any time without penalty upon giving the Sub-Adviser sixty (60) days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund Company shall be directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of each Fund with respect to which the Agreement is to be terminated. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act). This Agreement will also automatically terminate in the event that the Investment Advisory Agreement by and between the Fund Company and the Adviser is terminated for any reason.

      8.    NOTIFICATION OF OWNERSHIP CHANGE

                  For so long as the Sub-Adviser is organized as a limited
            liability company, it will notify the Adviser of any change in its ownership within a reasonable time of such change.

      IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereto affixed, all as of the day and year first above written.


THE CATHOLIC FUNDS, INC.                CATHOLIC FINANCIAL SERVICES CORPORATION


By: /s/ Theodore F. Zimmer             By: /s/ Allan G. Lorge
    ----------------------------------     -------------------------------------
    Theodore F. Zimmer, President          Allan G. Lorge, President


                                           ZEIGLER CAPITAL MANAGEMENT, LLC


                                           By: /s/ David G. Stoeffel
                                               ---------------------------------
                                                 Signature

                                           Name: David G. Stoeffel
                                                 -------------------------------
                                                    (Please print or type)

                                           Title: President
                                                  ------------------------------

                                                                       EXHIBIT A

                            THE CATHOLIC FUNDS, INC.
                         ZIEGLER CAPITAL MANAGEMENT, LLC

                             SUB-ADVISORY AGREEMENT

1.    Catholic Equity Fund:

      a. Effective Date: Effective date of Post-Effective Amendment No. 10 to The Catholic Funds, Inc.'s SEC Registration Statement on Form N-1A, which Amendment was filed with the SEC on December 1, 2005.

      b. Management Fee: computed daily and paid monthly at the annual rate of 20 basis points (0.20%) on the first $250 million of the Fund's average daily net assets, 18 basis points (0.18%) on the Fund's average daily net assets in excess of $250 million but below $500 million, and 15 basis points (0.15%) of the Fund's average daily net assets in excess of $500 million.

                                   APPENDIX B

                DIRECTORS AND THE PRINCIPAL EXECUTIVE OFFICER OF
                         ZIEGLER CAPITAL MANAGEMENT, LLC

      The table below shows the name and principal occupation of each director and the principal executive officer of ZCM. Except as noted otherwise in the table, the address of each person is ZCM's address, 250 East Wisconsin Avenue, Suite 2000, Milwaukee, WI 53202. None of the Officers or Directors of The Catholic Funds, Inc. is affiliated with ZCM.

NAME AND ADDRESS                  PRINCIPAL OCCUPATION
----------------                  --------------------

John J. Mulherin                  Director and Chief Executive Officer of The
                                  Ziegler Companies, Inc.; Director of ZCM;
                                  Director and Chief Executive Officer of B.C.
                                  Ziegler; Director of North Track Funds, Inc.

T.R. Paprocki                     President of The Ziegler Companies, Inc.;
                                  Director of ZCM; Director and President of
                                  B.C. Ziegler

Gary P. Engle                     Senior Managing Director and Chief
                                  Administrative Officer of The Ziegler
                                  Companies, Inc.; Director of ZCM; Director,
                                  Senior Managing Director and Chief
                                  Administrative Officer of B.C. Ziegler

David G. Stoeffel                 Director and President of ZCM; Senior Managing
                                  Director of B.C. Ziegler; President of North
                                  Track Funds, Inc.

J.C. Vredenbregt                  Senior Vice President and Chief Financial
                                  Officer of The Ziegler Companies, Inc.;
                                  Director and Treasurer of ZCM; Director,
                                  Senior Vice President and Chief Financial
                                  Officer of B.C. Ziegler

S. Charles O'Meara                Senior Managing Director, General Counsel and
                                  Corporate Secretary of The Ziegler Companies,
                                  Inc.; Director and Secretary of ZCM; Director,
                                  Senior Managing Director, General Counsel and
                                  Corporate Secretary of B.C. Ziegler

                                    EXHIBIT C

                     PLAN OF REORGANIZATION AND LIQUIDATION

      This Plan of Reorganization and Liquidation (this "Plan") is made as of the 9th day of December, 2005, by The Catholic Funds, Inc. (the "Corporation"), on behalf of its mutual fund series known as The Catholic Equity Fund (the "Fund").

                                 R E C I T A L S

      WHEREAS, the Corporation: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and (c) currently has designated one mutual fund series, the Fund; and

      WHEREAS, the Fund currently has three classes of shares: Class A Shares, Class C Shares and Class I Shares; and

      WHEREAS, the Reorganization will comprise the reallocation of all of the Fund's assets and liabilities allocated to the Class C Shares to the Class A Shares, and the concurrent distribution at the Effective Time of such Class A shares to the Class C Shareholders in liquidation of the Class C Shares, all upon the terms and conditions set forth in this Plan; and

      WHEREAS, this Plan is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"); and

      WHEREAS, the adoption and performance of this Plan has been authorized by the Board of Directors of the Corporation and, prior to the Closing Date, will have been duly authorized by all other necessary corporate action on the part of the Corporation, including approval by the Class C Shareholders.

      NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

      1.    DEFINITIONS

      For purposes of this Plan, the following terms shall have the respective meanings set forth below:

      1.1 "CLASS A SHARES" means the class of common shares of the Fund referred to as Class A Shares.

      1.2 "CLASS C SHARES" means the class of common shares of the Fund referred to as Class C Shares.

      1.3 "CLASS C SHAREHOLDERS" means the holders of record of the issued and outstanding Class C Shares of the Fund as of the Closing Date.

      1.4 "CLASS C SHAREHOLDER MEETING" means a special meeting of the holders of the Class C Shares to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of the Corporation to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

      1.5 "CLOSING" means the transfer to the Class A Shares of the assets of the Class C Shares (net of liabilities) against delivery to the Class C Shareholders of Class A Shares as described in Section 2.1 of this Plan.

      1.6 "CLOSING DATE" that date selected by the Corporation which is no more than twenty (20) business days after the date on which the last of the conditions precedent to the Reorganization provided in this Plan is satisfied or lawfully waived.

      1.7   "CODE" means the Internal Revenue Code of 1986, as amended.

      1.8   "CORPORATION" means The Catholic Funds, Inc., a corporation which:
            (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the 1940 Act; and (c) presently has designated one mutual fund series of its Common Stock, the Fund.

      1.9 "CUSTODIAN" means U.S. Bank, N.A., acting in its capacity as custodian with respect to the assets of the Class A Shares and the Class C Shares.

      1.10  "EFFECTIVE TIME" means 5:01 p.m. Central Time on the Closing Date.

      1.11 "FUND" means the Catholic Equity Fund, a designated mutual fund series of the Corporation.

      1.12 "1940 ACT" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

      1.13 "PERSON" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, as the context requires.

      1.14 "PLAN" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

      1.15 "REORGANIZATION" means the transactions described in and contemplated by this Plan.

      1.16 "REQUIRED CLASS C SHAREHOLDER VOTE" shall have the meaning specified in Section 3.1 of this Plan.

      1.17  "SEC" means the United States Securities and Exchange Commission.

      1.18 "SECURITIES ACT" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

      2.    REORGANIZATION AND LIQUIDATION OF THE CLASS C SHARES.

      2.1 REALLOCATION OF ASSETS OF CLASS C SHARES; DISTRIBUTION OF CLASS A SHARES. At or prior to the Effective Time, all of the assets and liabilities of the Fund then allocated to its Class C Shares shall be reallocated to the account of the Class A Shares. Concurrent with such reallocation, that number of Class A Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) (the "New Class A Shares") having an aggregate net asset value equal to the net value of the assets and liabilities so reallocated from the Class C Shares to the Class A Shares shall be distributed in liquidation by the Fund to the Class C Shareholders, all determined and adjusted as provided in Section 2.2 of this Plan and distributed as provided in Section 2.3 of this Plan.

      2.2 COMPUTATION OF NET ASSET VALUE. The net asset value of the New Class A Shares and the net value of the assets and liabilities of the Class C Shares reallocated to Class A Shares pursuant to this Plan shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date, in accordance with the practices and procedures of the Funds.

      2.3 LIQUIDATING DISTRIBUTION TO CLASS C SHAREHOLDERS. As a result of the liquidating distribution described in Section 2.1, each Class C Shareholder shall receive that number of New Class A Shares having an aggregate net asset value that is equal to the aggregate net asset value of the Class C Shares held by the Class C Shareholder on the Closing Date.

      2.4 CLOSING OF BOOKS. The assets and liabilities of the Class C Shares reallocated to Class A Shares and the per share net asset value of the New Class A Shares shall be valued as of the close of trading on the New York Stock Exchange on the Closing Date. The stock transfer books of the Class C Shares shall be permanently closed as of the close of business on the Closing Date, and only requests for the redemption of shares of the Class C Shares received in proper form prior to the close of trading on the New York Stock Exchange on the Closing Date shall be accepted by the Custodian. Redemption requests thereafter received by the Custodian shall be deemed to be redemption requests for the New Class A Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Class C Shareholders pursuant to this Plan.

      2.5 ISSUANCE OF NEW CLASS A SHARES. On the Closing Date, the Corporation shall instruct its transfer agent to record on the Corporation's books and records the pro rata interest of each of the Class C Shareholders in the New Class A Shares in the name of such Class C Shareholder. All Class C Shares then issued and outstanding shall thereupon be canceled on the books of the Fund, and the status of the Class C Shares as a designated class of shares of the Fund shall be terminated. The Fund shall forward a confirmation of such ownership to each of the Class C Shareholders. No redemption or repurchase of such New Class A Shares credited to any Class C Shareholder in respect of his or her Class C Shares shall be permitted until a properly submitted request has been received and accepted by the Custodian.

      3.    CONDITIONS PRECEDENT TO CLOSING

      The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:

      3.1 APPROVAL OF PLAN BY CLASS C SHAREHOLDERS. The Class C Shareholder Meeting shall have been duly called and held in accordance with the provisions of the 1940 Act, the Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Corporation, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of (a) shareholder owning 67% or more of the Class C Shares present at the Class C Shareholder Meeting, if shareholders owning 50% of the Class C Shares outstanding are present at such Meeting in person or by proxy; or
            (b) shareholders owning more than 50% of the Class C Shares outstanding (the "Required Class C Shareholder Vote").

      3.2 NO ADVERSE ACTIONS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

      3.3 CONSENTS AND APPROVALS. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by the Corporation to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained.

      3.4 CONTINUED EFFECTIVENESS AND AMENDMENT OF REGISTRATION STATEMENT ON FORM N-1A. The Corporation's Registration Statement, including its prospectus, with respect to the Fund and the Class C Shares shall remain effective with the SEC from and after the date of this Plan and continuing up to the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of the Corporation, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

      4.    TERMINATION

      4.1 BY THE CORPORATION. This Plan may be terminated at any time by the Corporation, and will be terminated by the Corporation if any of the conditions precedent to the Reorganization set forth in Article 3 have not been satisfied as of the Closing Date.

      4.2 EFFECTS OF TERMINATION. In the event of any such termination, there shall be no liability for damage on the part of either the Class C Shares or the Class A Shares.

      5.    AMENDMENT

      This Plan may be amended, modified or supplemented in such manner as the Corporation determines; provided, however, that following approval of the Plan by the Required Class C Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of New Class A Shares to be issued to the Class C Shareholders pursuant to this Plan to the detriment of the Class C Shareholders without their further approval.

      6.    MISCELLANEOUS

      6.1 HEADINGS. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

      6.2 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, the Corporation's Articles of Incorporation and Bylaws, and the Fund.

      IN WITNESS WHEREOF, on the authority of the Board of Directors of the Corporation, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                                        BY ORDER OF THE BOARD OF DIRECTORS OF
                                        THE CATHOLIC FUNDS, INC.
                                        (ON BEHALF OF THE CATHOLIC EQUITY FUND)

                                        By: /s/ Theodore F. Zimmer
                                            ------------------------------------
                                            Theodore F. Zimmer, President